UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07483

                       SCHRODER CAPITAL FUNDS (DELAWARE)
               (Exact name of registrant as specified in charter)

                                    --------


                          875 Third Avenue, 22nd Floor
                               New York, NY 10022
              (Address of principal executive offices) (Zip code)

                       Schroder Capital Funds (Delaware)
                                 P.O. Box 8507
                                Boston, MA 02266
                    (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-464-3108

                   DATE OF FISCAL YEAR END: OCTOBER 31, 2004

                    DATE OF REPORTING PERIOD: APRIL 30, 2004

ITEM 1.    REPORTS TO STOCKHOLDERS.


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                                                           SCHRODER MUTUAL FUNDS
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APRIL 30, 2004                SEMI-ANNUAL REPORT

                              Schroder Emerging Markets Fund

                              Schroder International Fund

                              Schroder U.S. Large Cap Equity Fund

                              Schroder U.S. Opportunities Fund

                              Schroder Small Capitalization Value Fund

                              Schroder Municipal Bond Fund

                              Schroder Short-Term Municipal Bond Fund

[LOGO] SCHRODERS | 2004
       200 years of forward thinking

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SCHRODER MUTUAL FUNDS
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                                                         May 24, 2004

Dear Shareholder:

We are pleased to provide the Semi-annual Report to shareholders of the Schroder Mutual Funds, which covers the six-month period ended April 30, 2004. This report includes comments from portfolio managers, schedules of investments and other relevant information regarding the Schroder Mutual Funds. We encourage you to read the report and we thank you for making Schroders part of your investment program.

After the strong performance our equity funds experienced during the last fiscal year, performance returns for this semi-annual period moderated, as did the equity markets overall. During the timeframe under review, international markets generally outperformed the U.S. while domestically, small capitalization stocks generally posted higher returns than those with large market caps. Even though many companies continue to post higher profits, investors appear to be paying greater attention to valuations - a factor that was not so prevalent in past market rallies.

U.S. interest rates have become a factor across all markets and asset classes. During the six-month period covered by this report, the U.S. Federal Reserve Bank left the key federal funds rates unchanged at a historically low level. However, signs that the economy has recovered indicate that this policy may change and the general consensus appears to be that the Fed will begin to increase the federal funds rate soon. Most investors appear to be anticipating this rise and the impact it will have on the markets.

The weakening of the U.S. dollar allowed most international markets to outperform, particularly those of developed nations. While the strength of the euro allowed continental European markets to perform well in U.S. dollar terms, it also made exports that much more expensive, potentially hurting global competitiveness. The net effect did little to improve the sluggish European economy. Some of the world's best performance came from Asian markets where the Bank of Japan's zero-interest-rate policy seems to finally be helping the Japanese economy rebound after years of recession and deflation. With its currency tied to the U.S. dollar, there have been fears of a potential slowdown in China. To date, there has been no dramatic impact on the Chinese economy, which continues to grow, helping returns in some neighboring markets. This growth is a testament to China's increasingly important role in global trade.

While U.S. markets continued to grow during the period, for that growth to be sustained, companies must invest capital and create more jobs to further fuel the expansion. The employment reports recently released in March and April did show signs of strength, but geopolitical factors also raise some concerns. Confidence factors surrounding the upcoming presidential election, terrorist threats and energy costs are some of the most visible.

The complexity and variety of factors that play a role in domestic and international equity and fixed income markets reinforce the need to develop and maintain a diversified portfolio that incorporates both your individual financial goals and your overall investment horizon.

We thank you for making Schroders part of your investment goals and for your continued confidence.

                                         Sincerely,

                                         /s/ Mark A. Hemenetz

                                         Mark A. Hemenetz
                                         President

THE VIEWS EXPRESSED IN THE FOLLOWING REPORT WERE THOSE OF EACH RESPECTIVE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS SEMI-ANNUAL REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENTS IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THESE REPORTS MAY NO LONGER BE HELD BY THE FUNDS AND THEREFORE NO LONGER APPEAR IN THE SCHEDULES OF INVESTMENTS AS OF APRIL 30, 2004.

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

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SCHRODER EMERGING MARKETS FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 18, 2004)

PERFORMANCE

The Schroder Emerging Markets Fund had a total return of 6.83% for the six months ended April 30, 2004. Its bench-mark, the Morgan Stanley Capital International Emerging Markets Free Index, had a total return of 9.22% for the same period.

The Fund's performance suffered towards the end of the period primarily as a result of uncertainty surrounding both an increase in U.S. interest rates and an expected slowdown in the Chinese economy. This was evidenced by the reversal of some stocks that had added value earlier in 2003, particularly stocks such as HYUNDAI MOBIS, TAIWAN SEMICONDUCTOR MANUFACTURING and KASIKORNBANK in Asia. While such a rotation in the market may not be uncommon, this particular weakness was compounded by concerns surrounding the outbreak of avian flu. Stock selection in South Africa also hindered performance, particularly an overweight position in IMPALA PLATINUM HOLDINGS, which suffered as a result of weaker prices for the precious metal.

Russian stock selection, in particular overweight positions in the energy company GAZPROM and the mobile telephone company VIMPEL-COMMUNICATIONS, were positive contributors to performance. The Fund's underweight positions in CHINA MOBILE and CHINA LIFE, which both saw disappointing growth figures, and an overweight position in Indonesia also positively impacted relative performance.

MARKET BACKGROUND

Although emerging markets performed strongly early in the six-month period, some of those gains eroded as time passed and concerns of a rise in U.S. interest rates and a growth slowdown in China became more prevalent. Generally, the jump in oil prices also had a negative impact on markets overall and certain stocks in particular.

Given their sensitivity to global growth, emerging markets historically outperform developed markets in periods when the U.S. yield curve steepens which historically has been a bellweather for global growth. That this was not the case during the past six months partly reflects the growing role China plays in the global economy. In addition, the unwinding of speculative trades in the emerging markets also placed pressure on those markets.

PORTFOLIO REVIEW

The Fund has a bias towards stocks exposed to improving growth, in particular those companies with better than average returns on their investments. A growing emphasis is also being placed on stocks leveraged to domestic rather than global demand. Given that global growth momentum is expected to peak soon, global exposure may ultimately be a disadvantage except for those companies in the strongest competitive positions.

As a result of this emphasis, the Fund was overweight versus the benchmark in the consumer and financial sectors, particularly in Asia where robust domestic demand is expected. Conversely, the Fund was underweight the benchmark in the more cyclical industrial and materials sectors. Notwithstanding the preference for stocks tied to domestic demand, the Fund was overweight in the technology sector, particularly in market leading companies like TAIWAN SEMICONDUCTOR MANUFACTURING and SAMSUNG ELECTRONICS. These positions were taken based on our view that rising capacity utilization rates coupled with modest capital expenditure are expected to lead to stronger volumes and prices.

At the country level, the Fund was overweight in Brazil given the low level of valuations and expectations that lower interest rates and higher commodity prices will lead to improved domestic growth. The Fund also increased exposure to South Africa on the expectation that a weakness in that country's currency benefits commodity exporters. Since we believe that earnings will increasingly drive returns, the Fund's policy is based more on stock than sector considerations.

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                                        2

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SCHRODER EMERGING MARKETS FUND
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OUTLOOK

We believe the worst of the emerging markets' concerns will subside in coming months. Though U.S. interest rates remain a risk, we take the view that a gradual rise in U.S. interest rates will have limited impact. This reflects the better structural position of most countries, with aggregate current account surpluses, lower levels of external debt and higher foreign reserves than seen through the 1990's. In addition, growth in China is expected to slow, but growth should remain comparatively strong. More importantly, valuations remain at a discount despite having narrowed against developed markets over the last three years.

While investor sentiment is likely to remain poor until there is greater clarity about these two issues and the price of oil levels off, we believe that returns for the remainder of 2004 will be helped by earnings growth and valuation levels that were not extended going into this period of heightened anxiety. With widespread current account surpluses, better country risk conditions and undervalued currencies, we believe that the bigger picture remains one of limited vulnerability to tighter global liquidity conditions, which should allow emerging markets to perform relatively well.

PERFORMANCE INFORMATION

                                                           One Year Ended   Five Years Ended    Inception to
                                                           April 30, 2004    April 30, 2004    April 30, 2004
                                                           --------------   ----------------   --------------
Schroder Emerging Markets Fund -- Investor Shares ......       51.55%           3.64%(a)           4.10%(b)

(a)  Average annual total return.

(b) Average annual total return from commencement of Fund operations (October 31, 1997).

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                TOP 5 HOLDINGS*

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------
Samsung Electronics                                                    8.5%

Taiwan Semiconductor Manufacturing                                     4.0

Petrobras ADR                                                          2.7

Impala Platinum Holdings                                               2.2

Yukos ADR                                                              2.1


 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


                              GEOGRAPHIC ALLOCATION
--------------------------------------------------------------------------------

                                                                % of Investments
                                                                ----------------
Asia/Far East                                                          59.7%

Latin America                                                          17.4

Europe                                                                 10.6

Africa                                                                 10.5

Mid-East                                                                1.8

*INCLUDES VALUE OF EQUITY-LINKED WARRANTS AND PREFERRED STOCK.

--------------------------------------------------------------------------------

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SCHRODER INTERNATIONAL FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 18, 2004)

PERFORMANCE

For the six-month period ended April 30, 2004, the Schroder International Fund had a total return of 8.82%. During the same timeframe, the Fund's benchmark, the Morgan Stanley Capital International EAFE Index, had a total return of 12.39%.

Stock selection was the primary cause of the Fund's underperformance in the six-month period under review. This reflects some stock-specific disappointments such as the Swiss company ADECCO following its admission of minor accounting irregularities and Hong Kong's JOHNSON ELECTRIC HOLDINGS. Several of the Fund's semiconductor stocks, including TAIWAN SEMICONDUCTOR MANUFACTURING and ASM LITHOGRAPHY HOLDING, performed poorly as share prices suffered a correction following earlier strong gains. Country positioning, primarily an underweight position in continental Europe and exposure to Taiwan, also had a slightly negative impact on performance.

MARKET BACKGROUND

Robust economic and corporate profit growth as well as an upturn in merger and acquisition activity helped fuel the strong performance of international equity markets during the six-month period. As the semi-annual period began, broad-based market sentiment that markets were beginning to consolidate the gains seen over the prior twelve months led to strong overall performance. However, as the period progressed, rising tensions in the Middle East, fears that U.S. interest rates would rise earlier than previously anticipated and uncertainty regarding the outlook for the Chinese economy compounded this profit taking and led to a slight decline in investors' appetite for risk.

Non-U.S. equities generally continued to outperform U.S. ones, helped in part by the decline in the value of the U.S. dollar. The euro strengthened, allowing continental European markets to perform well in U.S. dollar terms, but overall economic recovery remained sluggish. This is due in part to the euro's uncompetitive position in world markets preventing strong export growth from providing real support for weak domestic demand.

Japan also outperformed, driven partly by strong inflows to the equity market from foreign investors. Signs of increasing demand for Japanese exports began to feed through to the domestic economy and boosted the performance of stocks exposed to domestic growth such as banks and real estate companies. Elsewhere in Asia, fears of an abrupt slowdown in the Chinese economy led to a sharp correction in the region towards the end of the period. Hong Kong was weakest among the developed markets, and lackluster performance in emerging Asia had a detrimental impact on the performance of emerging markets generally. Markets sensitive to risk premia were also weak, notably Brazil and Turkey.

On a sector level, energy was the best performer in the period, boosted by high oil prices and the market shift from the earliest beneficiaries of global economic recovery, such as consumer cyclicals, towards sectors that typically outperform in the later stages of the economic cycle. The relatively defensive utilities and consumer staples sectors also outperformed. Technology was the worst performer, suffering a correction after earlier substantial gains.

PORTFOLIO REVIEW

The Fund's bias towards cyclically sensitive stocks and sectors shifted toward a more defensive orientation as leading economic indicators began to suggest that global growth momentum would peak by mid-2004. As a result, the Fund's sector positioning and regional composition both changed. In terms of sector positioning, the Fund ended the period with an underweight position in materials and overweight position in consumer staples. The latter decision was based on the expectation that the consumer staples sector will benefit from a rotation into more predictable areas of the market. Exposure to the energy sector was also increased as we believed that valuations were discounting unduly low oil price assumptions. The increase in the technology sector weighting was more stock-specific with the addition of world-class exporters in Korea and Taiwan and several high quality Japanese companies.

--------------------------------------------------------------------------------

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SCHRODER INTERNATIONAL FUND
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Within Europe, there was a sizeable increase in the Fund's U.K. weighting at the expense of continental Europe. Although the U.K. market appears reasonably robust, it is favored due to its relatively defensive composition. By contrast, continental Europe appears particularly vulnerable to slower global growth in view of persistently weak domestic demand. The Fund ended the period overweight in Japan, on the belief that the country will continue to benefit from strong external demand. Signs of a recovery in Japanese domestic consumption appear more tentative, although recent data was encouraging, with indications of improving consumer confidence and retail sales.

The Fund's exposure to emerging markets was increased slightly during the period. Although emerging market stocks have become more expensive relative to historical levels, their price remains at a substantial discount compared to developed markets in spite of their superior growth rates and profitability.

OUTLOOK

We believe that investors are becoming more risk-averse, as reflected in the increasingly cautious response to strong U.S. economic data releases towards the end of the six-month period. Evidence of a coming peak in global growth momentum and corporate profits is likely to reinforce this trend, triggering further profit taking and movement into more defensive areas of the market.

Over the next few months, we expect markets to continue to consolidate their gains, until uncertainty as to the extent of U.S. interest rate increases and rate of corporate profits growth begins to subside. We favor relatively defensive sectors rather than more cyclically exposed ones, and are emphasizing stocks with visible earnings growth. We expect these areas to out-perform in a stronger market environment during the second half of the fiscal year.

PERFORMANCE INFORMATION

                                                    One Year Ended   Five Years Ended   Ten Years Ended
                                                    April 30, 2004    April 30, 2004     April 30, 2004
                                                    --------------   ----------------   ---------------
Schroder International Fund -- Investor Shares...       37.82%          (1.07)%(a)          3.62%(a)

(a)  Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------
Tesco                                                                 3.5%

Ricoh                                                                 2.6

Vodafone Group                                                        2.6

Centrica                                                              2.4

Royal Bank of Scotland Group                                          2.3


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


                              GEOGRAPHIC ALLOCATION
--------------------------------------------------------------------------------

                                                                % of Investments
                                                                ----------------
Continental Europe                                                    31.8%

U.K.                                                                  27.2

Japan                                                                 24.3

Emerging Markets                                                       8.2

Pacific ex-Japan                                                       6.4

Short-Term Investments                                                 2.1

--------------------------------------------------------------------------------

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SCHRODER U.S. LARGE CAP EQUITY FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 18, 2004)

PERFORMANCE

Total return for the Schroder U.S. Large Cap Equity Fund for the six-month period ended April 30, 2004 was 6.05% compared with its benchmark, the S&P 500 Index, which had a total return of 6.27%.

Stock selection was a contributing factor to the Fund's underperformance versus the benchmark, particularly in the health-care and technology sectors. Despite strong returns from AETNA, BAXTER INTERNATIONAL and PFIZER, the Fund's healthcare stocks underperformed. In particular, WYETH declined as a result of negative developments in the diet drug related litigation against the company. Within the technology sector, semiconductor companies held by the Fund including INTEL, NOVELLUS SYSTEMS and ANALOG DEVICES, detracted from relative performance. However, the Fund did benefit from good stock selection in the telecommunications (notably AT&T WIRELESS), capital goods (HONEYWELL INTERNATIONAL) and consumer staples (ALTRIA GROUP and AVON PRODUCTS) sectors. Oil and gas stocks CONOCOPHILLIPS, DEVON ENERGY and EOG RESOURCES also produced strong gains, boosted by high oil prices and rising earnings expectations.

MARKET BACKGROUND

Given the strong economic and corporate profits growth environment during the semi-annual period, U.S. equities produced modest gains. The economy recovered sharply at the end of 2003 and, although the pace of activity appeared to be reaching a peak, growth levels continued due in part to rising business investment and robust consumer spending. An increase in merger and acquisitions activity in the banking, media and telecommunications sectors provided further impetus to the equity market. However, performance was stronger in the first half of the reporting period, with signs that the market was beginning to consolidate its gains towards the second half following the rally seen during the previous twelve months. This consolidation was compounded by rising tensions in the Middle East, fears that U.S. interest rates would rise earlier than previously anticipated and a more uncertain corporate profits outlook, all of which we believe further led to a decline in investors' appetite for risk.

Energy was the best performing sector during the period, helped by high oil prices and the market shift from the earliest beneficiaries of economic recovery towards sectors that typically outperform in the later stages of the economic cycle. The relatively defensive healthcare and consumer staples sectors also outperformed. Technology was the worst performing sector, led by semiconductor stocks, which suffered a sharp decline following substantial earlier gains.

PORTFOLIO REVIEW

Stock selection continued to shape the Fund's composition during the semi-annual period with an emphasis on quality, large cap companies with reasonably priced growth. This came at the expense of more highly leveraged stocks. As many leading indicators suggest that the U.S. economy is moving from recovery to a more sustainable expansion, we expect that companies with good cashflow and capital discipline that also have the ability to create value for shareholders over the longer-term will outperform. Companies that we believe exhibit these characteristics are well represented in the Fund.

The Fund's holdings favored companies that were expected to benefit from rising business investment rather than companies sensitive to consumer spending. This was on the belief that consumer spending is likely to slow as the stimulus from fiscal policy starts to fade. Overweight positions in the media, capital goods and semiconductor industries reflect this bias towards beneficiaries of capital expenditure. Another point of emphasis was companies with attractively valued stocks in more stable growth areas. Many of the large pharmaceutical firms experienced poor performance as a result of regulatory and drug importing concerns. As a result, valuations in the healthcare sector became increasingly compelling and it is now one of the few areas in the U.S. market that appear cheap to us. In addition, the healthcare sector continued to offer an attractive growth profile, underpinned by high barriers to entry and favorable demographics. The energy sector also benefited from solid fundamentals, and the Fund remains overweight in this sector despite some profit taking following strong performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

Overall, the Fund was underweight in the materials sector on the belief that most of these types of companies were too expensive and too operationally leveraged as economic momentum started to slow. However, limited exposure was concentrated in the chemicals and paper industries and away from metals and mining companies, which we expect to suffer as demand from China declines. The Fund was slightly underweight in the technology and financials sectors, although additions were made to the latter in the period. The reduction in the telecommunications sector weighting reflects the sale of AT&T WIRELESS, whose share price rose sharply as intense speculation culminated in the takeover of the company.

OUTLOOK

We anticipate sustained growth in the U.S. economy due to rising business investment and stronger job creation. However the pace of growth is expected to slow as the stimulus from fiscal policy fades and interest rates rise. We expect that strong corporate profits growth will be particularly important in this environment to support valuations.

PERFORMANCE INFORMATION

                                                     One Year Ended   Five Years Ended   Ten Years Ended
                                                     April 30, 2004    April 30, 2004     April 30, 2004
                                                     --------------   ----------------   ---------------
Schroder U.S. Large Cap Equity Fund -- Investor
   Shares ........................................       22.67%          (0.99)%(a)          8.47%(a)

(a)  Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------
Pfizer                                                                4.7%

Microsoft                                                             3.5

Citigroup                                                             3.3

Bank of America                                                       3.1

Intel                                                                 2.8


                                  TOP 5 SECTORS

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------

Financial Services                                                    19.9%

Health Care                                                           14.7

Capital Goods                                                         11.3

Consumer Staples                                                      10.7

Energy                                                                 7.0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 18, 2004)

PERFORMANCE

The Schroder U.S. Opportunities Fund had a total return of 12.36% for the six months ended April 30, 2004. This compares to the benchmark Russell 2000 Index return of 6.54% for the same period.

The sectors in which the Fund outperformed the benchmark included technology, consumer staples, consumer discretionary, healthcare and utilities, primarily due to strong stock selection. Relative to the benchmark, the Fund was slightly overweight in the technology sector; however, stock selection produced high double-digit positive returns in this sector versus the benchmark's high single-digit negative return. Those industries that underperformed the benchmark during the period included integrated oils, producer durables, materials and processing, auto and transportation, other energy, and financial services, as a result of less than advantageous stock selection.

MARKET BACKGROUND

Although interest rates remained unchanged for the entire six-month period, general consensus appears to be that the Federal Reserve will raise rates in the near future. Since January 2004, U.S. economic indicators have signaled a general strengthening; however, April Consumer Price Index and Gross Domestic Product figures proved disappointing and indicated a rise in inflation may be in store. Additionally, a weak U.S. dollar managed to shore up earnings results for many companies that were actually seeing a downturn in revenues. Adding to overall market volatility during the period were the response to and fears of terrorism in the Middle East and Spain.

PORTFOLIO REVIEW

The Fund was concentrated in the mid-to-high end of the permissible market capitalization range, principally investing in companies that we believe have sound fundamentals and generate earnings. The three holdings that contributed most to performance during the period were FISHER SCIENTIFIC INTERNATIONAL, AUTODESK, and DAVITA. Each company's stock rose due in part to good quarterly earnings results, analyst upgrades, and improving company fundamentals. As an example, FISHER SCIENTIFIC INTERNATIONAL acquired two private companies and announced a third acquisition during the period, allowing it to continue its foray into the life sciences businesses with higher margin and self-manufactured proprietary products. We expect that the new business mix resulting from the acquisitions will allow the company to generate cash flow from operations in excess of $500 million annually, resulting in a free cash flow yield of approximately 8.5%. The greatest detractors from performance were ULTRATECH, CONTINENTAL AIRLINES, and ASHFORD HOSPITALITY TRUST, primarily due to earnings disappointments, analyst downgrades, and deteriorating fundamentals.

OUTLOOK

In June, the Fund's benchmark, the Russell 2000 Index, will rebalance, and we expect that the outcome will be an increase in the median market cap and a shift away from the smaller stocks that performed so well in 2003. We anticipate that this expected move will bode well for the Fund, due to its holdings in larger, fundamentally sound small cap stocks rather than riskier micro caps. The Fund will continue to opportunistically seek companies that we believe possess strong fundamentals and drivers for price appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                                            One Year Ended   Five Years Ended   Ten Years Ended
                                            April 30, 2004    April 30, 2004     April 30, 2004
                                            --------------   ----------------   --------------
Schroder U.S. Opportunities Fund (a) --
   Investor Shares ......................       46.73%           14.59%(b)         15.54%(b)

(a) Effective January 2, 2003, Jenny B. Jones replaced Ira Unschuld as the portfolio manager primarily responsible for making investment decisions for the Fund. The performance results shown in the table above for prior periods would not necessarily have been achieved under the Fund's current management.

(b)  Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------
Fisher Scientific International                                       2.8%

Amphenol                                                              2.2

Reinsurance Group of America                                          2.1

Network Associates                                                    2.0

Platinum Underwriters Holdings                                        2.0


                                 TOP 5 SECTORS

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                20.1%

Technology                                                            17.2

Finance                                                               14.0

Health Care                                                           12.5

Energy                                                                 6.7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 18, 2004)

PERFORMANCE

For the six month period ended April 30, 2004, the Schroder Small Capitalization Value Fund had a total return of 17.88%, compared with its benchmark, the Russell 2000 Index, which had a total return of 6.54%.

The Fund saw its strongest performance come from the Real Estate Investment Trusts (REITs), energy and consumer discretionary sectors. On the opposite side, the technology, industrials and financial industries detracted from overall returns. The Fund's overweight position in consumer discretionary and energy stocks and its underweight positions in both technology and financial industries helped add to the strong absolute and relative performance.

MARKET BACKGROUND

The leadership positions in equity markets shifted in late November 2003. From March 2003 until that point, speculative stocks, mainly those of small capitalization companies and primarily in the technology sector, led performance. However, by December, the appetite for such stocks diminished and subsequently shifted to a much broader range, favoring sectors such as energy, basic materials and industrials.

The first four months of 2004 extended this change into quality companies. Those businesses that either paid a dividend or had the potential to do so assumed much greater importance, and the cheapest (lowest P/E) members of the Russell 2000 Index fared best.

PORTFOLIO REVIEW

The Fund realized some of the profits realized in technology, industrials and materials areas. In addition, the Fund continued to gradually shift assets into more consumer staples and healthcare stocks and those companies that generate strong cash flow that is earmarked for dividends, now or in the near future.

OUTLOOK

Currently, the U.S. economy is strong, and earnings growth for small cap companies is projected to outpace large cap companies over the next few quarters. In our view, overall equity valuations based on price/earnings ratios are fair given historically low interest rates. Small capitalization stocks were revalued versus large capitalization ones over the last five years and we believe that the two currently trade in line with one another. Occasionally, small caps have traded at a premium to large caps and this could occur if the present environment of strong relative earnings comparisons continues.

A number of unpredictable issues are on the horizon for the remainder of 2004. In general, presidential election years tend to be benign equity investing environments. However, we believe that many issues still remain in investors' minds, including escalating threats of terrorism; the June 30 Iraqi government transition; increasing energy costs, including higher gasoline prices headed into the summer; other rising commodity costs and labor price increases which could begin to pressure margins; rising interest rates; the budget deficit; and the polarized electorate. Any one of these could trigger increased market volatility before the calendar year is over. Therefore, we believe that the shift towards higher-quality, fundamentally driven stocks will likely continue.

SPECIAL NOTE

The Trustees of Schroder Series Trust and Schroder Capital Funds (Delaware) have approved the merger of Schroder Small Capitalization Value Fund into Schroder U.S. Opportunities Fund. Completion of the merger is subject to approval by shareholders of Schroder Small Capitalization Value Fund. It is expected that the merger would be effective this summer. Shares of Schroder Small Capitalization Value Fund are no longer being offered for sale.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                                                 One Year Ended   Five Years Ended   Ten Years Ended
                                                 April 30, 2004    April 30, 2004     April 30, 2004
                                                 --------------   ----------------   ---------------
Schroder Small Capitalization Value Fund --
   Investor Shares ...........................        40.24%          10.94%(a)          11.56%(a)

(a)  Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------
GTECH Holdings                                                        3.3%

Jarden                                                                3.2

Analogic                                                              2.8

Ruby Tuesday                                                          2.7

Harris                                                                2.6


                                  TOP 5 SECTORS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------
Consumer Cyclicals                                                    15.6%

Capital Goods                                                         12.5

Technology                                                             9.6

Energy                                                                 9.0

Basic Industries                                                       7.3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 18, 2004)

PERFORMANCE

The Schroder Municipal Bond Fund Investor Shares had a total return of -0.24% and the Advisor Shares had a total return of -0.33% for the period from inception on December 31, 2003 to April 30, 2004. This compares to the benchmark Lehman Brothers Municipal Bond 5 Year Index return of -0.75% for the same period. The Lipper Inc. Intermediate Municipal Debt peer group returned -1.07% over the same time frame.

The Fund was able to generate a high level of income for shareholders during the period due to its holdings of high coupon, above-average yielding securities. This strategy counteracted the price depreciation from rising interest rates.

MARKET BACKGROUND

The municipal market was volatile in the first four months of 2004 primary due to two factors. First, March and April job growth figures showed signs of strengthening. Second, both an increase in new supply and higher yields caused bond dealers to cheapen their existing inventory and make room for newer, higher-yielding issues. This latter factor resulted in considerable daily price movement, as much as 20 basis points, in a market sector historically noted for its steadiness. All of this prompted investors to move from bonds into equities and other asset classes.

Credit concerns continued as Moody's Investor Services placed thirteen states on its negative watchlist or assigned a negative outlook to their rating. While state revenues have improved as a result of tax increases and better collections, expenditures, such as Medicaid, prisons and schools, continue to grow at levels that far exceed available revenues. Additionally, many state and local governments utilized rainy day funds and tobacco settlement revenues to cover a portion of their budget deficits in calendar years 2002 and 2003. Lastly, the federal tax relief package for states totaling $20 billion passed by Congress expires in June of this year.

PORTFOLIO REVIEW

The Fund's portfolio currently reflects a high level of credit quality, consisting principally of municipal securities that contain additional or enhanced collateral. This credit enhancement generally takes the form of a U.S. Government or federal agency guarantee, insurance from a third party, a bank letter of credit or a first mortgage. As of April 30, 2004, 31.5 percent of the of the Fund's holdings were backed by the U.S. Government or a federal agency;
34.9 percent were backed by a third party insurer and 6.3 percent were backed by a bank letter of credit.

OUTLOOK

We continue to believe there is significant value in U.S. Treasury or federal agency-backed tax-exempt municipals. Additionally, the volatility in the bond market has allowed us to purchase attractive holdings at what we believe to be relatively cheap market levels. The current duration position, which tracks closely with the Fund's benchmark, is expected to continue.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                                      Inception to
                                     April 30, 2004
                                     --------------
Schroder Municipal Bond Fund --
   Investor Shares ...............     (0.24)%(a)
   Advisor Shares ................     (0.33)%(a)

(a) Cumulative total return from commencement of Fund operations (December 31, 2003). Not annualized.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------
State Health Facilities Authority RB,
   Hospital of Sisters Services,
   Series A, FSA, Optional Put                                        8.8%

Chicago, Kingsbury Redevelopment
   Project TAN, Series A                                              4.6

Louisiana Public Facilities Authority
   RB, Pendleton Memorial Methodist
   Hospital, Pre-Refunded @ 101                                       4.1

Upper Darby, School District Authority
   GO, Series A, MBIA                                                 3.7

Philadelphia, Hospital Authority RB,
   Graduate Hospital Authority, ETM                                   3.3


                                   TOP SECTORS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------
Insured                                                               35.4%

Escrowed to Maturity/Pre-Refunded                                     25.2

Education                                                              7.9

General Obligation                                                     7.3

Federal Agency-backed                                                  6.6

Corporate Supported                                                    6.4

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 18, 2004)

PERFORMANCE

The Schroder Short-Term Municipal Bond Fund Investor Shares had a total return of -0.20% and the Advisor Shares had a total return of -0.28% for the period from inception on December 31, 2003 to April 30, 2004. This compares to the benchmark Lehman Brothers Municipal Bond 1 Year Index return of 0.34% for the same period. The Lipper Inc. Short Municipal Debt peer group returned -0.12% for the same period.

This negative performance was primarily attributable to the rapid rise in interest rates in March and April. According to the Bloomberg national municipal scale, the yield of a two-year AAA rated municipal bond increased by 29 basis points (1.48% to 1.77%) for the reporting period.

MARKET BACKGROUND

The municipal market was volatile in the first four months of 2004 primarily due to two factors. First, March and April job growth figures showed signs of strengthening. Second, both an increase in new supply and higher yields caused bond dealers to cheapen their existing inventory and make room for newer, higher-yielding issues. This latter factor resulted in considerable daily price movement, as much as 20 basis points, in a market sector historically noted for its steadiness. All of this prompted investors to move from bonds into equities and other asset classes.

Credit concerns continued as Moody's Investor Services placed thirteen states on its negative watchlist or assigned a negative outlook to their rating. While state revenues have improved as a result of tax increases and better collections, expenditures, such as Medicaid, prisons and schools, continue to grow at levels that far exceed available revenues. Additionally, many state and local governments utilized rainy day funds and tobacco settlement revenues to cover a portion of their budget deficits in calendar years 2002 and 2003. Lastly, the federal tax relief package for states totaling $20 billion passed by Congress expires in June of this year.

PORTFOLIO REVIEW

The Fund's portfolio currently reflects a high level of credit quality, consisting principally of municipal securities that typically contain additional or enhanced collateral apart from the credit of the municipality itself. This additional credit enhancement generally takes the form of a U.S. Government or federal agency guarantee, insurance from a third party, a bank letter of credit or a first mortgage. As of April 30, 2004, 22.4 percent of the of the Fund's holdings were backed by the U.S. Government or a federal agency; 33.5 percent were backed by a third party insurer and 10.0 percent were backed by a bank letter of credit.

OUTLOOK

We continue to believe there is significant value in higher credit quality issues, such as tax-exempt municipals backed by U.S. Treasuries or a federal agency and will look to increase their weighting as a percentage of holdings as we find them at the right market price. Additionally, the volatility in the bond market has allowed us to find high credit quality bonds at what we believe are cheap market levels.

The current duration position, at or below the two-year mark, is expected to continue based on the belief that no one can accurately forecast the direction of interest rates on a consistent basis. Our primary focus will be to continue purchasing individual bonds that add after-tax value to the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                                                 Inception to
                                                April 30, 2004
                                                --------------
Schroder Short-Term Municipal Bond Fund --
   Investor Shares ..........................     (0.20)%(a)
   Advisor Shares ...........................     (0.28)%(a)

(a) Cumulative total return from commencement of Fund operations (December 31, 2003). Not annualized.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------
Mississippi Home Corporation RB,
   Single-Family Mortgage, Series A,
   AMT, GNMA, FNMA, USDA                                              6.6%

Central Brown County, Water
   Authority BAN                                                      5.9

Sedgwick & Shawnee Counties,
   Single-Family Mortgage RB,
   Series A, GNMA, FNMA                                               5.5

Franklin County, Hospital RB,
   Holy Cross Health System, MBIA                                     5.2

IlS/Syska Holdings Energy                                             4.8


                                   TOP SECTORS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------
Insured                                                               33.3%
Federal Agency-backed                                                 15.4
Utilities                                                             10.2
Corporate Supported                                                   10.0
REIT                                                                   7.0
Escrowed to Maturity/Pre-Refunded                                      6.9
General Obligation                                                     5.9
Industrial Development                                                 5.6

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2004 (UNAUDITED)

  Shares                                                                Value $
----------                                                             ---------

             COMMON STOCK - 85.6%
             BRAZIL - 5.9%
     4,617   Brasil Distribuicao Pao Acucar ADR                           82,183
     5,366   Brasil Telecom ADR                                           61,441
     8,289   Companhia de Bebidas das Americas ADR                       155,502
     2,764   Companhia Vale do Rio Doce ADR                              108,045
42,211,691   Tele Celular Sul Participacoes                               49,093
 3,468,617   Tele Norte Leste Participacoes                               37,857
     2,667   Tele Norte Leste Participacoes ADR                           31,577
     8,429   Uniao de Bancos Brasileiros GDR                             165,208
     4,206   Votorantim Celulose ADR                                     132,068
                                                                     -----------
                                                                         822,974
             CHILE - 0.9%
     5,169   Banco Santander ADR                                         129,018
                                                                     -----------
             CZECH REPUBLIC - 0.8%
     1,054   Komercni Banka (1)                                          115,226
                                                                     -----------
             HONG KONG - 6.7%
    92,000   Aluminum Corp. of China                                      53,966
    32,000   Anhui Conch Cement                                           34,054
   208,000   Beijing Datang Power                                        162,681
   352,000   China Petroleum & Chemical                                  121,857
   216,000   China Shipping Development                                  124,627
   507,000   CNOOC                                                       183,642
   146,000   Cofco International                                          61,775
    98,000   Cosco Pacific                                               125,652
   424,000   Shougang Concord Century (1)                                 45,666
    54,000   Zhejiang Expressway (Hong Kong)                              33,753
                                                                     -----------
                                                                         947,673
             INDIA - 5.8%
    26,000   HCL Technologies                                            161,022
    19,450   ICICI Bank                                                  138,015
     9,500   Moser Baer India                                             57,798
     2,240   Oil & Natural Gas                                            42,359
    10,740   Ranbaxy Laboratories                                        256,907
    13,910   Reliance Industries                                         164,841
                                                                     -----------
                                                                         820,942
             INDONESIA - 4.5%
   331,000   Bank Central Asia                                           148,465
   276,500   Bank Danamon Indonesia                                      104,145
   145,700   Indonesian Satellite                                         66,608

  Shares                                                                Value $
----------                                                             ---------
            INDONESIA - (CONTINUED)
   117,000   PT Astra International (1)                                   76,699
   247,876   Telekomunikasi Indonesia                                    229,488
                                                                     -----------
                                                                         625,405
             ISRAEL - 1.8%
     1,242   Lipman Electronic Engineering (1)                            55,269
     3,535   M-Systems Flash Disk Pioneers (1)                            61,686
     1,300   Taro Pharmaceuticals Industries (1)                          56,225
     1,300   Teva Pharmaceutical Industries ADR                           80,028
                                                                     -----------
                                                                         253,208
             MALAYSIA - 2.9%
    72,800   Astro All Asia Networks                                      99,634
    90,000   Commerce Asset Holdings                                     118,437
    91,800   MK Land Holdings                                             67,651
    33,100   Proton Holdings (1)                                          72,742
    52,000   Road Builder                                                 48,722
                                                                     -----------
                                                                         407,186
             MEXICO - 6.3%
     7,653   America Movil ADR                                           258,671
    48,515   Grupo Bimbo                                                  97,778
     5,943   Grupo Imsa ADR                                              106,380
     3,800   Grupo Televisa ADR                                          165,642
     5,235   Telefonos De Mexico ADR                                     178,723
    26,400   Wal-Mart de Mexico, Series V                                 76,803
                                                                     -----------
                                                                         883,997
             POLAND - 1.0%
     4,500   Bank Zachodni                                               101,073
     9,416   Telekomunikacja Polska GDR                                   38,041
                                                                     -----------
                                                                         139,114
             RUSSIA - 5.6%
     3,886   Gazprom ADR                                                 120,077
     6,410   Surgutneftegaz ADR                                          208,325
     1,813   Vimpel-Communications ADR (1)                               162,735
     6,708   Yukos ADR                                                   298,506
                                                                     -----------
                                                                         789,643
             SOUTH AFRICA - 10.4%
    16,510   ABSA Group                                                  106,141
    11,717   Anglo American                                              233,457
    13,400   Harmony Gold Mining                                         147,997
     4,510   Impala Platinum Holdings                                    306,106
    10,460   Massmart Holdings                                            46,330
   104,200   Metropolitan Holdings                                       111,275
       134   Nampak                                                          274
    10,700   Naspers "N" Shares                                           72,087
    31,000   Sanlam                                                       38,926
    11,574   Sappi                                                       155,701
    43,100   Standard Bank Group                                         247,926
                                                                     -----------
                                                                       1,466,220

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2004 (UNAUDITED)

  Shares                                                                Value $
----------                                                             ---------

             SOUTH KOREA - 19.8%
     5,636   Baiksan OPC                                                  64,859
     2,409   CJ Home Shopping                                             88,918
     3,870   Daelim Industrial                                           143,834
    11,500   Hankook Tire                                                 93,325
     9,000   Hansol Paper                                                 70,505
     3,400   Hyundai Mobis                                               146,075
     5,280   Hyundai Motor                                               201,415
     2,345   KH Vatec                                                     90,554
     6,871   Kookmin Bank (1)                                            256,542
     2,400   LG Chemical                                                  96,974
     2,753   LG Petrochemical                                             55,267
     2,504   Samsung Electronics                                       1,188,925
    11,610   Shinhan Financial Group                                     202,391
       400   Shinsegae                                                    90,359
                                                                     -----------
                                                                       2,789,943
             TAIWAN - 7.4%
    39,298   Advanced Semiconductor Engineering ADR                      159,157
    12,000   Asia Optical                                                 84,680
   269,520   China Trust Financial Holding                               290,164
   131,000   Eva Airways                                                  53,530
    55,400   Hon Hai Precision Industry                                  218,860
     8,000   Quanta Computer                                              16,888
    86,220   Taiwan Semiconductor Manufacturing                          149,507
    80,000   United Microelectronics (1)                                  71,894
                                                                     -----------
                                                                       1,044,680
             THAILAND - 3.1%
   126,800   Kasikornbank (1)                                            153,745
   648,600   Land & House                                                179,986
    69,500   Thai Airways International                                   99,038
                                                                     -----------
                                                                         432,769
             TURKEY - 2.7%
11,366,250   Anadolu Efes Biracilik Ve Malt Sanayii                      159,625
29,940,000   Dogan Yayin Holding                                          99,835
38,470,000   Turkiye Is Bankasi (Isbank)                                 118,098
                                                                     -----------
                                                                         377,558
                                                                     -----------
             TOTAL COMMON STOCK
                (Cost $10,049,170)                                    12,045,556
                                                                     -----------
             PREFERRED STOCK - 4.7%
             BRAZIL - 4.3%
     3,064   Banco Bradesco                                              126,238
   509,574   Brasil Telecom                                                1,947
 4,546,092   Cia Energetica de Minas Gerais                               69,773
 1,241,680   Duratex                                                      29,644
    14,861   Petrobras ADR                                               370,782
                                                                     -----------
                                                                         598,384

  Shares                                                                Value $
----------                                                             ---------
             RUSSIA - 0.4%
     1,300   Surgutneftegaz ADR                                           55,250
                                                                     -----------
             TOTAL PREFERRED STOCK
                (Cost $854,302)                                          653,634
                                                                     -----------
             EQUITY-LINKED WARRANTS (2) - 9.0%
             INDIA - 1.6%
    15,900   State Bank of India (1)                                     232,307
                                                                     -----------
             TAIWAN - 7.4%
    88,580   Formosa Chemicals & Fibre                                   138,238
   112,413   Formosa Plastics                                            170,845
    57,000   Quanta Computer                                             129,171
   219,090   Taiwan Semiconductor Manufacturing                          410,137
   209,000   United Microelectronics (1)                                 188,246
                                                                     -----------
                                                                       1,036,637
             TOTAL EQUITY-LINKED WARRANTS
                (Cost $1,005,669)                                      1,268,944
                                                                     -----------
             TOTAL INVESTMENTS (3)
                (Cost $11,909,141) - 99.3%                            13,968,134
             OTHER ASSETS LESS LIABILITIES - 0.7%                        102,539
                                                                     -----------
             TOTAL NET ASSETS - 100.0%                               $14,070,673
                                                                     ===========

(1)  Denotes non-income producing security.

(2) Securities are not readily marketable. See Note 2 in Notes to Financial Statements.

(3) The Fund additionally held shares of Companhia Vale do Rio Doce ADR, Banco Nacional and TelecomAsia as of April 30, 2004, all of which are valueless.

ADR-- American Depositary Receipts

GDR-- Global Depositary Receipts

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2004 (UNAUDITED)

 Shares                                                                 Value $
-------                                                                ---------

          COMMON STOCK - 93.1%
          AUSTRALIA - 3.5%
  2,639   Commonwealth Bank of Australia                                  59,559
  2,734   National Australia Bank                                         58,188
  8,459   News Corporation                                                78,013
                                                                      ----------
                                                                         195,760
          BRAZIL - 0.7%
  2,200   Companhia de Bebidas das Americas ADR                           41,272
                                                                      ----------
          FINLAND - 1.0%
  3,770   Nokia (1)                                                       52,993
                                                                      ----------
          FRANCE - 7.9%
    260   Air Liquide                                                     45,481
    979   Peugeot                                                         52,536
  5,390   Suez                                                           107,902
    617   Total                                                          113,987
  4,675   Vivendi Universal (1)                                          117,489
                                                                      ----------
                                                                         437,395

          GERMANY - 1.9%
  2,366   Metro (1)                                                      104,786
                                                                      ----------
          HONG KONG - 1.9%
 60,000   CNOOC                                                           21,733
 25,000   Johnson Electric Holdings                                       22,117
 18,000   Li & Fung                                                       28,041
  5,000   Swire Pacific                                                   32,695
                                                                      ----------
                                                                         104,586

          IRELAND - 1.1%
  5,250   Bank of Ireland                                                 63,550
                                                                      ----------
          ITALY - 4.7%
  5,450   ENI-Ente Nazionale Idrocarburi SpA                             110,669
 11,426   Snam Rete Gas SpA                                               50,618
 41,009   Telecom Italia SpA (1)                                          95,500
                                                                      ----------
                                                                         256,787

          JAPAN - 23.6%
  4,000   Bridgestone                                                     67,638
  1,000   Canon                                                           52,413
    600   Daito Trust Construction                                        20,313
     18   East Japan Railway                                              91,898
    400   Funai Electric                                                  59,455
  3,000   Kao                                                             71,558
      9   KDDI                                                            53,852
    300   Keyence                                                         71,965
  6,000   Mitsubishi                                                      57,138
 15,000   Mitsui                                                         123,563
  5,000   Nomura Holdings                                                 81,108
    700   Omron                                                           17,045

  Shares                                                                Value $
----------                                                             ---------
          JAPAN - (CONTINUED)
  7,000   Ricoh                                                          139,405
    200   Rohm                                                            24,930
    600   Sankyo                                                          22,377
    500   SMC                                                             57,255
  7,000   Sumitomo Electric Industries                                    64,633
  2,200   Takeda Chemical Industries                                      88,621
  2,900   Toyota Motor                                                   104,744
  1,000   Yamanouchi Pharmaceutical                                       33,312
                                                                      ----------
                                                                       1,303,223

          MEXICO - 1.2%
  1,490   Grupo Televisa ADR                                              64,949
                                                                      ----------
          NETHERLANDS - 5.8%
  3,224   ASM Lithography Holding (1)                                     51,262
  3,907   ING Groep                                                       83,640
  2,284   Royal Dutch Petroleum                                          110,944
  3,430   TPG (1)                                                         73,881
                                                                      ----------
                                                                         319,727
          NEW ZEALAND - 0.8%
 11,836   Telecom Corp of New Zealand                                     41,924
                                                                      ----------
          RUSSIA - 0.9%
  1,100   Yukos ADR                                                       48,950
                                                                      ----------
          SOUTH KOREA - 3.1%
    240   Samsung Electronics                                            113,954
  3,200   Shinhan Financial Group                                         55,784
                                                                      ----------
                                                                         169,738

          SWEDEN - 1.3%
  4,979   Skandinaviska Enskilda Banken                                   72,315
                                                                      ----------
          SWITZERLAND - 8.4%
    670   Adecco                                                          29,973
  2,130   Compagnie Financiere Richemont (1)                              54,837
    380   Nestle                                                          96,217
  2,041   Novartis                                                        91,068
  1,184   Roche Holding (1)                                              124,304
    973   UBS                                                             69,216
                                                                      ----------
                                                                         465,615

          UNITED KINGDOM - 25.3%
  7,032   Barclays                                                        63,563
 19,778   BG Group                                                       114,524
  6,600   British Sky Broadcasting (1)                                    78,136
  4,039   Bunzl                                                           33,834
 13,199   Cadbury Schweppes                                              105,229
 32,840   Centrica                                                       127,552
  5,274   GlaxoSmithKline                                                109,406
  4,540   HBOS                                                            58,953
 23,780   ITV                                                             52,205

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2004 (UNAUDITED)

 Shares                                                                 Value $
-------                                                                ---------

          UNITED KINGDOM - (CONTINUED)
 12,748   Kingfisher                                                      64,187
  8,600   National Grid                                                   65,391
  4,190   Royal Bank of Scotland Group                                   126,096
 36,086   Signet Group                                                    74,249
 42,360   Tesco                                                          187,305
 56,307   Vodafone Group                                                 137,124
                                                                      ----------
                                                                       1,397,754
                                                                      ----------
          TOTAL COMMON STOCK (Cost $4,515,087)                         5,141,324
                                                                      ----------
          EQUITY-LINKED WARRANTS (2) - 2.1%
          TAIWAN - 2.1%
 21,000   Quanta Computer                                                 48,756
 35,081   Taiwan Semiconductor Manufacturing                              65,671
                                                                      ----------
          TOTAL EQUITY-LINKED WARRANTS (Cost $101,874)                   114,427
                                                                      ----------
          SHORT-TERM INVESTMENTS - 2.1%
  6,208   JP Morgan Chase Time Deposit, 0.51%                              6,208
110,000   SEI Daily Income Trust Money Market Fund, 0.95% (3)            110,000
                                                                      ----------
          TOTAL SHORT-TERM INVESTMENT (Cost $116,208)                    116,208
                                                                      ----------
          TOTAL INVESTMENTS (Cost $4,733,169) - 97.3%                  5,371,959

          OTHER ASSETS LESS LIABILITIES - 2.7%                           148,807
                                                                      ----------
          TOTAL NET ASSETS - 100.0%                                   $5,520,766
                                                                      ==========

(1)  Denotes non-income producing security.

(2) Securities are not readily marketable. See Note 2 in Notes to Financial Statements.

(3)  Rate shown is 7-day yield as of April 30, 2004.

ADR -- American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2004 (UNAUDITED)

Shares                                                                  Value $
------                                                                 ---------
         COMMON STOCK - 99.8%
         BASIC INDUSTRIES - 1.4%
 1,709   EI du Pont de Nemours                                            73,402
 1,466   International Paper                                              59,109
                                                                      ----------
                                                                         132,511
         CAPITAL GOODS - 11.3%
 4,334   Cendant                                                         102,629
 6,451   General Electric                                                193,207
 4,867   Honeywell International                                         168,301
 2,344   Kennametal                                                      101,167
 1,063   Northrop Grumman                                                105,503
 2,928   Textron                                                         161,567
 2,479   United Technologies                                             213,839
                                                                      ----------
                                                                       1,046,213
         COMMUNICATIONS EQUIPMENT - 2.6%
11,650   Cisco Systems (1)                                               243,135
                                                                      ----------
         COMPUTER HARDWARE - 3.1%
 5,028   Dell (1)                                                        174,522
 5,689   Hewlett-Packard                                                 112,073
                                                                      ----------
                                                                         286,595
         COMPUTER SOFTWARE - 5.3%
 4,620   BEA Systems (1)                                                  52,714
12,446   Microsoft                                                       323,223
10,299   Oracle (1)                                                      115,555
                                                                      ----------
                                                                         491,492
         CONSUMER CYCLICALS - 6.5%
 2,448   Federated Department Stores                                     119,952
 4,824   Home Depot                                                      169,757
 7,777   Office Depot (1)                                                136,175
 1,060   Target                                                           45,972
 2,303   Wal-Mart Stores                                                 131,271
                                                                      ----------
                                                                         603,127
         CONSUMER STAPLES - 10.8%
 4,123   Altria Group                                                    228,332
 1,082   Avon Products                                                    90,888
 2,689   Coca-Cola                                                       135,982
 2,325   Colgate-Palmolive                                               134,571
 3,567   PepsiCo                                                         194,366
 1,988   Procter & Gamble                                                210,231
                                                                      ----------
                                                                         994,370
         ENERGY - 7.0%
 1,632   Amerada Hess                                                    116,084
 2,151   ConocoPhillips                                                  153,366
 2,138   Devon Energy                                                    130,846
 3,087   EOG Resources                                                   152,035
 2,324   Exxon Mobil                                                      98,886
                                                                      ----------
                                                                         651,217

  Shares                                                                Value $
----------                                                             ---------
         FINANCIAL SERVICES - 19.9%
   706   American International Group                                     50,585
 3,526   Bank of America                                                 283,808
 3,379   Bank of New York                                                 98,464
 2,006   Chubb                                                           138,414
 6,318   Citigroup                                                       303,833
 2,549   Federal National Mortgage Association                           175,167
   465   Goldman Sachs Group                                              44,989
 2,503   Merrill Lynch                                                   135,738
 2,959   Prudential Financial                                            130,018
 5,718   U.S. Bancorp                                                    146,610
 2,102   Wachovia                                                         96,166
 2,182   Willis Group Holdings                                            79,228
 2,141   XL Capital Class A                                              163,465
                                                                      ----------
                                                                       1,846,485
         HEALTH CARE - 14.7%
 5,199   Abbott Laboratories                                             228,860
 1,066   Aetna                                                            88,212
 2,757   AmerisourceBergen                                               159,603
 3,998   Baxter International                                            126,537
 1,137   Cardinal Health                                                  83,285
   897   Merck                                                            42,159
12,123   Pfizer                                                          433,518
 5,259   Wyeth                                                           200,210
                                                                      ----------
                                                                       1,362,384
         MEDIA - 6.3%
 2,579   Clear Channel Communications                                    107,002
15,818   Liberty Media (1)                                               173,049
 9,051   Time Warner (1)                                                 152,238
 3,909   Viacom Class B                                                  151,083
                                                                      ----------
                                                                         583,372
         TECHNOLOGY-SEMICONDUCTORS - 4.7%
 2,061   Analog Devices                                                   87,799
10,089   Intel                                                           259,590
 1,970   Maxim Integrated Products                                        90,600
                                                                      ----------
                                                                         437,989
         TELECOMMUNICATIONS - 3.5%
 4,940   Sprint-FON Group                                                 88,368
 6,185   Verizon Communications                                          233,422
                                                                      ----------
                                                                         321,790
         UTILITIES - 2.7%
 1,501   Dominion Resources                                               95,779
 3,952   FirstEnergy                                                     154,523
                                                                      ----------
                                                                         250,302
                                                                      ----------
         TOTAL COMMON STOCK (Cost $8,398,307)                          9,250,982
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2004 (UNAUDITED)

Shares                                                                  Value $
------                                                                 ---------
         SHORT-TERM INVESTMENTS - 0.4%
 2,795   JP Morgan Chase Time Deposit, 0.51%                              2,795
35,000   SEI Daily Income Trust Money Market Fund, 0.95% (2)             35,000
                                                                      ----------
         TOTAL SHORT-TERM INVESTMENTS (Cost $37,795)                     37,795
                                                                      ----------
         TOTAL INVESTMENTS (Cost $8,436,102) - 100.2%                 9,288,777
         OTHER ASSETS LESS LIABILITIES - (0.2)%                         (22,947)
                                                                      ----------
         TOTAL NET ASSETS - 100.0%                                    $9,265,830
                                                                      ==========

(1)  Denotes non-income producing security.

(2)  Rate shown is 7-day yield as of April 30, 2004.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2004 (UNAUDITED)

  Shares                                                               Value $
---------                                                             ---------
            COMMON STOCK - 88.9%
            CONSUMER DISCRETIONARY - 20.3%
   68,000   1-800-Flowers.com Class A (1)                               686,120
   44,500   Acxiom (1)                                                1,029,730
    7,822   Advance Auto Parts (1)                                      337,519
   14,100   Arbitron (1)                                                525,225
   10,700   Banta                                                       475,936
   31,100   Boyd Gaming                                                 730,850
   62,100   Capital Environmental Resource (1) (3) (4)                  248,400
   19,300   Carmike Cinemas (1)                                         728,382
    1,734   CDI                                                          55,939
   19,300   CEC Entertainment (1)                                       659,481
   72,400   DoubleClick (1)                                             584,268
   24,350   Fossil (1)                                                  596,332
   43,500   GameStop Class A (1)                                        766,035
    6,100   Hearst-Argyle Television                                    160,125
    8,800   Herman Miller                                               231,264
   14,108   Intrado (1)                                                 242,517
    6,800   LNR Property                                                341,496
    5,500   MAXIMUS (1)                                                 192,500
   16,900   Navigant International (1)                                  316,537
   27,500   Orient-Express Hotels Class A                               444,400
   23,800   Pep Boys-Manny, Moe & Jack                                  653,786
   22,762   PETCO Animal Supplies (1)                                   668,292
    6,000   School Specialty (1)                                        213,780
   36,700   Scientific Games Class A (1)                                662,068
   30,600   Sotheby's Holdings Class A (1)                              397,494
   30,900   Spanish Broadcasting System Class A (1)                     300,348
   28,200   Stage Stores (1)                                          1,107,132
    3,100   Talbots                                                     108,345
   44,100   Volume Services America Holdings                            663,705
                                                                    -----------
                                                                     14,128,006
            CONSUMER STAPLES - 2.7%
   26,700   NBTY (1)                                                    992,172
    1,600   Ralcorp Holdings                                             55,696
   19,200   Regis                                                       833,664
                                                                    -----------
                                                                      1,881,532
            ENERGY - 6.7%
   46,894   Denbury Resources (1)                                       856,284
   23,500   Endeaver International (1) (3) (4)                           75,200
      900   Forest Oil                                                   23,625
    8,000   Grant Prideco (1)                                           122,000
    9,300   Houston Exploration (1)                                     416,082
   50,900   Key Energy Services (1)                                     542,594
   37,700   Remington Oil & Gas (1)                                     825,630
   12,800   Southwestern Energy (1)                                     321,920
   23,100   St. Mary Land & Exploration                                 835,065

  Shares                                                                Value $
----------                                                             ---------
            ENERGY - (CONTINUED)
   22,900   Universal Compression Holdings (1)                          681,504
                                                                    -----------
                                                                      4,699,904
            FINANCE - 14.1%
   26,000   Apollo Investment (1)                                       357,500
   65,822   Ashford Hospitality Trust                                   552,905
    3,300   Bank of Hawaii                                              144,276
   14,800   BankAtlantic Bancorp Class A                                231,620
   13,490   Commerce Bancshares                                         605,701
   29,400   Conseco (1)                                                 582,120
   20,567   Cousins Properties REIT                                     578,344
   13,243   Cullen/Frost Bankers                                        573,422
   45,800   First Niagara Financial Group                               577,080
    9,000   Gold Banc                                                   147,240
    9,400   Greater Bay Bancorp                                         266,678
   17,962   Health Care REIT                                            573,706
   12,000   Local Financial (1)                                         261,480
   44,707   Platinum Underwriters Holdings                            1,429,730
   12,277   Post Properties REIT                                        330,129
   18,500   R & G Financial Class B                                     572,575
   37,100   Reinsurance Group of America                              1,440,222
    6,650   Technology Investment Capital                                94,097
   28,889   United Dominion Realty Trust                                518,558
                                                                    -----------
                                                                      9,837,383
            HEALTH CARE - 12.6%
   39,740   Able Laboratories (1)                                       764,995
    5,700   AMERIGROUP (1)                                              236,607
   24,700   DaVita (1)                                                1,262,170
   13,200   Dendreon (1)                                                171,600
   44,493   Diversa (1)                                                 423,573
   12,600   Edwards Lifesciences (1)                                    434,196
   41,450   Immucor (1)                                               1,021,743
   12,300   Immunicon (1)                                                92,250
   37,200   Lexicon Genetics (1)                                        262,632
    3,462   Medicis Pharmaceutical Class A                              148,589
   24,200   Millipore (1)                                             1,268,806
   14,300   Nabi Biopharmaceuticals (1)                                 233,805
    8,100   Neurochem (1)                                               197,559
   32,055   Perrigo                                                     691,426
   18,400   Seattle Genetics (1)                                        152,720
   14,400   Serologicals (1)                                            266,688
   14,634   Symbion (1)                                                 238,534
    9,500   Tularik (1)                                                 234,365
   19,049   United Surgical Partners International (1)                  689,955
                                                                    -----------
                                                                      8,792,213
            MATERIALS & PROCESSING - 3.2%
   32,300   Airgas                                                      715,445
   26,000   Delta and Pine Land                                         630,760

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2004 (UNAUDITED)

  Shares                                                               Value $
---------                                                             ---------
            MATERIALS & PROCESSING - (CONTINUED)
   28,800   Goldcorp(1)                                                 319,392
   27,200   Olin                                                        469,744
    3,900   United States Steel                                         111,657
                                                                    -----------
                                                                      2,246,998
            PRODUCER DURABLES - 5.7%
   15,600   Actuant Class A (1)                                         533,208
   25,200   Albany International Class A                                768,600
   34,000   Crown Castle International (1)                              474,300
   28,900   DRS Technologies (1)                                        816,425
   19,200   IDEX                                                        907,200
    9,400   Kennametal                                                  405,704
    3,950   Levitt Class A (1)                                           90,060
                                                                    -----------
                                                                      3,995,497
            TECHNOLOGY - 17.3%
   53,187   Aeroflex (1)                                                669,092
   17,400   AMIS Holdings (1)                                           250,925
   46,200   Amphenol Class A (1)                                      1,460,382
      900   Analogic                                                     42,615
   30,700   Artisan Components (1)                                      718,380
   14,087   Ascential Software (1)                                      239,479
  103,700   Atari (1)                                                   314,211
    7,300   Autodesk                                                    244,550
    7,500   DSP Group (1)                                               185,850
   80,800   E.piphany (1)                                               353,904
   58,400   Entrust (1)                                                 266,888
   14,900   Exar (1)                                                    227,374
   33,900   Fisher Scientific International (1)                       1,984,845
   13,400   Itron (1)                                                   286,492
    7,000   LeCroy (1)                                                  134,890
   10,000   Mapinfo (1)                                                 110,500
   31,100   Methode Electronics                                         352,674
   55,000   Micrel (1)                                                  672,100
    9,000   Microtune (1)                                                27,450
   19,079   MTC Technologies (1)                                        500,061
   99,500   Network Associates (1)                                    1,560,160
   11,700   Omnicell (1)                                                161,226
   13,446   Overland Storage (1)                                        190,799
    1,830   Peregrine Systems (1)                                        36,600
      260   Perot Systems Class A                                        34,632
   10,200   Rofin-Sinar Technologies (1)                                236,334
   51,500   Ultratech (1)                                               829,665
                                                                    -----------
                                                                     12,092,078
            TRANSPORTATION - 4.0%
   21,900   EGL (1)                                                     406,026
   25,100   Kansas City Southern (1)                                    347,635
   45,500   Laidlaw International (1)                                   630,630
    3,000   Landstar System                                             134,880
   66,100   Northwest Airlines (1)                                      621,340

  Shares                                                                Value $
----------                                                             ---------
            TRANSPORTATION - (CONTINUED)
   18,100   Overnite                                                    434,400
   17,007   Quality Distribution (1)                                    216,839
                                                                    -----------
                                                                      2,791,750
            UTILITIES - 2.3%
   33,500   AGL Resources                                               958,100
   20,700   PNM Resources                                               604,026
                                                                    -----------
                                                                      1,562,126
                                                                    -----------
            TOTAL COMMON STOCK (Cost $54,468,180)                    62,027,487
                                                                    -----------
            WARRANT - 0.0%
      621   Capital Environment Resource, expires 4/30/09 (4)             4,719
                                                                    -----------
            TOTAL WARRANT (Cost $0)                                       4,719
                                                                    -----------
            EXCHANGE TRADED FUND - 0.9%
    4,729   iShares S&P SmallCap 600 Index Fund                         647,211
                                                                    -----------
            TOTAL EXCHANGE TRADED FUND (Cost $676,465)                  647,211
                                                                    -----------
            SHORT-TERM INVESTMENTS - 11.0%
1,424,070   JP Morgan Chase Time Deposit, 0.51%                       1,424,070
3,100,000   SEI Daily Income Trust Money Market Fund, 0.95% (2)       3,100,000
3,100,000   SEI Daily Income Trust Prime Obligations Fund,
               0.91% (2)                                              3,100,000
                                                                    -----------
            TOTAL SHORT-TERM INVESTMENTS (Cost $7,624,070)            7,624,070
                                                                    -----------
            TOTAL INVESTMENTS (Cost $62,768,715) - 100.8%            70,303,487

            OTHER ASSETS LESS LIABILITIES - (0.8)%                     (543,812)
                                                                    -----------
            TOTAL NET ASSETS - 100.0%                               $69,759,675
                                                                    ===========

(1) Denotes non-income producing security.

(2) Rate shown is 7-day yield as of April 30, 2004.

(3) Private Placement Security.

(4) Security is fair valued. See Note 2 in Notes to Financial Statements.

REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2004 (UNAUDITED)

  Shares                                                               Value $
 --------                                                             ---------
            COMMON STOCK - 87.2%
            BANKS & FINANCE - 3.4%
   44,900   Apollo Investment (1)                                       617,375
   22,800   Cullen/Frost Bankers                                        987,240
                                                                    -----------
                                                                      1,604,615
            BASIC INDUSTRIES - 7.3%
  108,500   Calgon Carbon                                               652,085
   34,200   Delta and Pine Land                                         829,692
   99,100   Input/Output (1)                                            781,899
   21,900   Millipore (1)                                             1,148,217
      900   OM Group (1)                                                 22,905
                                                                    -----------
                                                                      3,434,798
            BUSINESS SERVICES - 4.8%
   46,800   Bowne                                                       792,324
   18,700   Computer Programs & Systems                                 369,512
   42,700   Viad                                                      1,065,792
                                                                    -----------
                                                                      2,227,628
            CAPITAL GOODS - 12.6%
   54,700   AGCO (1)                                                  1,052,975
   28,000   Analogic                                                  1,325,800
   24,700   Barnes Group                                                673,075
   20,100   Cummins                                                   1,202,181
   32,400   Kadant (1)                                                  596,160
   24,000   Kennametal                                                1,035,840
                                                                    -----------
                                                                      5,886,031
            CONSUMER CYCLICALS - 15.7%
   19,700   Carmike Cinemas (1)                                         743,478
   31,900   Gray Television                                             472,758
   25,800   GTECH Holdings                                            1,571,736
   64,400   Regent Communications (1)                                   410,228
   42,400   Ruby Tuesday                                              1,268,608
   10,800   Saga Communications Class A (1)                             205,200
   21,900   Talbots                                                     765,405
   63,900   Warnaco Group (1)                                         1,222,407
   12,200   Zale (1)                                                    682,224
                                                                    -----------
                                                                      7,342,044
            CONSUMER STAPLES - 4.9%
   40,950   Jarden (1)                                                1,523,340
   22,600   Ralcorp Holdings                                            786,706
                                                                    -----------
                                                                      2,310,046
            ENERGY - 9.0%
   45,400   Cal Dive International (1)                                1,227,616
   26,200   Forest Oil                                                  687,750
   74,200   Grant Prideco (1)                                         1,131,550
   42,300   National-Oilwell (1)                                      1,181,016
                                                                    -----------
                                                                      4,227,932
            HEALTH CARE - 7.2%
   27,600   Alpharma Class A                                            599,748

  Shares                                                                Value $
----------                                                             ---------
            HEALTH CARE - (CONTINUED)
   52,900   Andrx (1)                                                 1,210,352
   42,000   Parexel International (1)                                   820,680
   37,400   Sola International (1)                                      767,448
                                                                    -----------
                                                                      3,398,228
            INSURANCE - 6.0%
   32,100   Platinum Underwriters Holdings                            1,026,558
   29,400   ProAssurance (1)                                            997,248
   21,800   Protective Life                                             783,928
                                                                    -----------
                                                                      2,807,734
            REAL ESTATE INVESTMENT TRUSTS - 2.1%
   56,800   Affordable Residential Communities                          965,600
                                                                    -----------
            TECHNOLOGY - 9.6%
   27,500   Harris                                                    1,238,875
   30,000   Imation                                                   1,169,100
  214,200   Parametric Technology (1)                                   981,036
   84,200   Perot Systems Class A                                     1,121,544
                                                                    -----------
                                                                      4,510,555
            TRANSPORTATION - 3.1%
   20,900   Landstar System                                             939,664
   21,800   Overnite                                                    523,200
                                                                    -----------
                                                                      1,462,864
            UTILITIES - 1.5%
   35,280   Southern Union (1)                                          693,604
                                                                    -----------
            TOTAL COMMON STOCK (Cost $30,539,912)                    40,871,679
                                                                    -----------
            SHORT-TERM INVESTMENTS - 13.0%
1,418,830   JP Morgan Chase Time Deposit, 0.51%                       1,418,830
2,400,000   SEI Daily Income Trust Money Market Fund, 0.95% (2)       2,400,000
2,300,000   SEI Daily Income Trust Prime Obligations Fund,
               0.91% (2)                                              2,300,000
                                                                    -----------
            TOTAL SHORT-TERM INVESTMENTS (Cost $6,118,830)            6,118,830
                                                                    -----------
            TOTAL INVESTMENTS (Cost $36,658,742) - 100.2%            46,990,509

            OTHER ASSETS LESS LIABILITIES - (0.2)%                     (108,202)
                                                                    -----------
            TOTAL NET ASSETS - 100.0%                               $46,882,307
                                                                    ===========

(1)  Denotes non-income producing security.

(2)  Rate shown is 7-day yield as of April 30, 2004.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2004 (UNAUDITED)

Principal
 Amount $                                                               Value $
---------                                                              ---------
            MUNICIPAL BONDS - 93.4%
            ALABAMA - 1.0%
  250,000   Crenshaw County, Industrial Development Board RB, Sister
               Schuberts Project, AMT, (LOC: Amsouth Bank of
               Alabama) (1)
               5.600%, 3/01/13                                           254,372
  200,000   Jefferson County, Sanitation Sewer Construction
               Warrants, ETM
               6.750%, 3/01/07                                           224,744
                                                                     -----------
                                                                         479,116
            ARIZONA - 3.1%
   80,000   Pima County GO, ETM 6.750%, 11/01/09                          87,035
1,240,000   State Health Facilities Authority RB, Phoenix Baptist
               Hospital & Medical Center, MBIA, ETM 6.250%, 9/01/11    1,317,599
                                                                     -----------
                                                                       1,404,634
            CALIFORNIA - 3.9%
            California State GO
  525,000    5.250%, 11/01/09                                            567,977
  720,000    5.250%, 11/01/10                                            777,629
   35,000    3.625%, 5/01/07                                              35,023
   25,000   California State GO, Series BT, AMT
               5.100%, 12/01/13                                           25,213
   65,000   Sacramento County, Sacramento Main Detention Center COP,
               MBIA, ETM
               5.500%, 6/01/10                                            71,859
  100,000   San Bernardino County, Transportation Authority RB,
               Series A, FGIC, ETM
               6.000%, 3/01/10                                           111,781
   30,000   Southern California, Public Power Authority RB
               7.000%, 7/01/09                                            30,600

  130,000   State Public Works Board RB, San Jose Facilities,
               Series A 7.750%, 8/01/06                                  138,379
                                                                       ---------
                                                                       1,758,461
            COLORADO - 3.1%
  100,000   Denver City & County COP, Series A, MBIA
               5.000%, 5/01/11                                           106,855

Principal
 Amount $                                                               Value $
----------                                                             ---------
            COLORADO - (CONTINUED)
1,000,000   State Educational & Cultural Facilities Authority RB,
               Charter School, Peak to Peak, XLCA
               3.000%, 8/15/09                                           995,020
  365,000   State Educational & Cultural Facilities Authority RB,
               Parker Core Charter School, XLCA
               3.500%, 11/01/14                                          334,858
                                                                     -----------
                                                                       1,436,733
            CONNECTICUT - 2.6%
  150,000   Connecticut State GO, Series A, Pre-Refunded @ 100 (2)
               6.500%, 3/15/06                                           162,861
   50,000   Greenwich, New Public Housing Authority RB
               5.250%, 5/01/08                                            53,920

  785,000   Stamford, Multi-Family Housing RB, Fairfield Apartments
               Project, AMT, Mandatory Put (3)
               4.750%, 12/01/08                                          821,816
  120,000   State Health & Educational Facilities RB, Danbury
               Hospital, ETM
               7.875%, 7/01/09                                           135,354
                                                                     -----------
                                                                       1,173,951
            FLORIDA - 6.6%
   50,000   Clearwater, Housing Authority RB, Affordable Housing
               Acquisition Program, FSA 4.950%, 6/01/07                   53,334
   40,000   Florida State GO, ETM 5.900%, 7/01/08                         43,054
            Gulf Breeze, Local Government RB, FGIC, Mandatory
               Put (3)
1,135,000    4.000%, 12/01/14                                          1,082,983
  600,000    4.000%, 12/01/15                                            565,866
  100,000   Hillsborough County, Improvement RB, ETM
               6.000%, 12/01/07                                          112,370
  110,000   Jacksonville, Electric Authority RB, ETM
               5.375%, 7/01/12                                           119,666
  125,000   Jacksonville, Excise Taxes RB, ETM
               5.650%, 10/01/05                                          132,130
  270,000   Key West, Utility Board Electric RB, Series 1980 D,
               AMBAC, ETM
               9.000%, 10/01/07                                          307,071

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2004 (UNAUDITED)

Principal
 Amount $                                                               Value $
---------                                                              ---------

            FLORIDA - (CONTINUED)
   85,000   Orange County, Tourist Division RB, Orange County
               Convention, AMBAC, ETM
               9.250%, 9/01/07                                            95,715
  100,000   Turtle Run, Community Development District, Water
               Management Benefit, MBIA
               5.000%, 5/01/11                                           108,019
  355,000   Vero Beach, Electric RB, MBIA, ETM
               6.500%, 12/01/07                                          384,994
                                                                     -----------
                                                                       3,005,202
            GEORGIA - 0.1%
   40,000   Gwinnett County, Water & Sewer RB, MBIA, ETM
               6.100%, 3/01/08                                            45,027
                                                                     -----------
            IDAHO - 0.5%
  240,000   State Housing & Finance Association RB, Single-Family
               Mortgage, Series D, Class III, AMT
               5.400%, 7/01/21                                           247,733
                                                                     -----------
            ILLINOIS - 15.5%
2,000,000   Chicago, Kingsbury Redevelopment Project TAN, Series A
               6.570%, 2/15/13                                         2,092,800
  480,000   St. Clair County, School District Authority GO,
               Series B, FGIC
               4.875%, 1/01/20                                           484,958
  500,000   State Development Finance Authority RB, Provena Health,
               Series A, MBIA
               5.250%, 5/15/12                                           526,435
3,775,000   State Health Facilities Authority RB, Hospital of
               Sisters Services, Series A, FSA, Optional Put
               4.500%, 12/01/07                                        3,979,077
                                                                     -----------
                                                                       7,083,270
            INDIANA - 6.9%
            Gary, Sanitation District, Special Taxing District,
               RADIAN
  250,000      5.000%, 2/01/12                                           263,270
  270,000      5.000%, 2/01/13                                           282,906

Principal
 Amount $                                                               Value $
----------                                                             ---------
            INDIANA - (CONTINUED)
  115,000   Indianapolis, Industrial Utilities District RB, ETM
               7.000%, 6/01/08                                           124,261
            Maconaquah, School District RB, Energy Management
               Financing Project
  286,756      5.000%, 1/01/12                                           300,139
  301,093      5.000%, 1/01/13                                           313,594
  316,148      5.000%, 1/01/14                                           326,259
  261,339      4.750%, 1/01/10                                           273,604
  273,752      4.750%, 1/01/11                                           283,897
  232,329      4.000%, 1/01/07                                           239,257
  241,622      4.000%, 1/01/08                                           248,267
  251,287      4.000%, 1/01/09                                           256,144
  215,000   Wells County, Hospital Authority RB, ETM
               7.250%, 4/01/09                                           237,321
                                                                     -----------
                                                                       3,148,919
            IOWA - 0.8%
  340,000   Polk County, Hospital Facility RB, ETM
               7.750%, 7/01/06                                           363,290
                                                                     -----------
            KANSAS - 0.6%
  250,000   Shawnee, Multi-Family Housing RB, Thomasbrook
               Apartments, Series A, AMT, FNMA
               5.250%, 10/01/14                                          252,687
                                                                     -----------
            KENTUCKY - 0.1%
   35,000   State Turnpike Authority, RB, ETM
               6.125%, 7/01/07                                            37,271
                                                                     -----------
            LOUISIANA - 4.1%
1,690,000   Louisiana Public Facilities Authority RB, Pendleton
               Memorial Methodist Hospital, Pre-Refunded @ 101 (2)
               5.250%, 6/01/08                                         1,847,795
                                                                     -----------
            MASSACHUSETTS - 2.5%
  135,000   State Development Finance Agency RB, Curry College,
               Series A, ACA
               3.875%, 3/01/15                                           125,044
1,000,000   State Health & Educational Facilities Authority RB,
               Nichols College Issue, Series C
               6.000%, 10/01/17                                        1,026,400
                                                                     -----------
                                                                       1,151,444

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2004 (UNAUDITED)

Principal
 Amount $                                                               Value $
---------                                                              ---------

            MICHIGAN - 3.5%
  500,000   Detroit/Wayne County, Stadium Authority RB, FGIC
               5.250%, 2/01/09                                           543,295
1,000,000   Grandville, Public School District GO
               5.000%, 5/01/09                                         1,067,490
                                                                     -----------
                                                                       1,610,785
            MINNESOTA - 0.2%
   75,000   Coon Rapids, Hospital RB, Health Central, ETM
               7.625%, 8/01/08                                            83,082
                                                                     -----------
            MISSOURI - 1.1%
  500,000   State Development Finance Board Infrastructure Facility
               TA, Triumph Foods Project, Series A
               5.250%, 3/01/25                                           488,815
                                                                     -----------
            MONTANA - 0.4%
            State Board Investment RB, Payroll Tax Workers
               Compensation Project, MBIA, ETM
   75,000      6.875%, 6/01/11                                            83,419
  105,000      6.700%, 6/01/06                                           114,468
                                                                     -----------
                                                                         197,887
            NEW JERSEY - 1.6%
   65,000   Atlantic County, Improvement Authority RB, Series A,
               AMBAC, ETM
               7.300%, 3/01/06                                            69,514
  150,000   Burlington County, Bridge Commission RB, County
               Guaranteed Governmental Leasing Program
               5.250%, 8/15/15                                           160,706
  200,000   Health Care Facilities RB, Community Memorial Hospital
               Toms River, ETM
               6.750%, 7/01/09                                           221,326
  110,000   Health Care Facilities RB, Mercer Medical Center, ETM
               7.000%, 7/01/08                                           120,782
  100,000   Roxbury Township GO, FSA
               4.600%, 8/01/04                                           100,863
   50,000   State Educational Facilities Authority RB, Princeton
               University, Series A, Pre-Refunded @ 100 (2)
               5.875%, 7/01/04                                            50,397
                                                                     -----------
                                                                         723,588

Principal
 Amount $                                                               Value $
----------                                                             ---------
            NEW MEXICO - 0.7%
  100,000   State Highway Commission RB, Sub-Lien Tax, Series B,
               AMBAC
               5.000%, 6/15/10                                           108,990
  160,000   State Mortgage Finance Authority RB, Single-Family
               Mortgage, Series B-2, AMT, GNMA, FNMA, FHLMC
               5.550%, 1/01/30                                           162,205
   60,000   State Severance Tax RB
               5.000%, 7/01/10                                            64,238
                                                                     -----------
                                                                         335,433
            NEW YORK - 1.4%
  150,000   Hempstead Town, Industrial Development Agency RB,
               Adelphi University Civic Facilities
               5.250%, 2/01/13                                           154,776
   80,000   State Dormitory Authority RB, Rochester General
               Hospital, ETM
               8.000%, 7/01/07                                            83,374
   10,000   State Urban Development Corporate RB, Capital
               Appreciation, State Office (5)
               0.000%, 1/01/05                                             9,895
  300,000   State Urban Development Corporate RB, Community
               Enhancement Facilities, AMBAC
               5.125%, 4/01/12                                           321,087
   58,000   Suffolk County, Water Authority RB, Waterworks,
               Series V, ETM
               7.000%, 6/01/06                                            61,403
                                                                     -----------
                                                                         630,535
            OHIO - 0.1%
   50,000   State Building Authority RB, State Facilities, Admin
               Building Fund Projects, Series A
               5.250%, 10/01/10                                           54,516
                                                                     -----------
            OKLAHOMA - 0.2%
   80,000   Tulsa County, Home Finance Authority RB, Single-Family
               Mortgage, FGIC, ETM
               6.900%, 8/01/10                                            92,654
                                                                     -----------
            PENNSYLVANIA - 12.5%
   10,000   Berks County GO, Second Series, MBIA
               3.300%, 11/15/09                                           10,048

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2004 (UNAUDITED)

Principal
 Amount $                                                               Value $
---------                                                              ---------
            PENNSYLVANIA - (CONTINUED)
  245,000   Carbon County, Hospital Authority RB, Gnaden Huetten
               Memorial Hospital Project, AMBAC, Pre-Refunded
               @ 100 (2)
               10.000%, 7/01/05                                          266,837
  100,000   Dauphin County, General Authority RB, AMBAC, Mandatory
               Put (3)
               4.550%, 6/02/08                                           105,551
   80,000   Dauphin County, General Authority RB, Hapsco-Western
               Pennsylvania Hospital Project, Series A-1, MBIA,
               ETM
               5.500%, 7/01/13                                            85,782
  145,000   Erie, Higher Education Building Authority RB, Gannon
               University Project, AMBAC, ETM
               7.375%, 6/01/08                                           160,237
  935,000   North Penn, School District Authority RB, Pre-Refunded
               @ 100 (2)
               6.200%, 9/01/06                                         1,008,650
1,310,000   Philadelphia, Hospital Authority RB, Graduate Hospital
               Authority, ETM
               7.000%, 7/01/10                                         1,480,182
   25,000   Pittsburgh, Series C, GO, ETM
               7.000%, 3/01/07                                            27,665
  755,000   State Higher Educational Facilities Authority RB,
               Allegheny Delaware Valley Obligation, Series A,
               MBIA
               5.700%, 11/15/11                                          812,131
   65,000   State Higher Educational Facilities Authority RB,
               Tenth Series, ETM
               6.900%, 7/01/07                                            69,675
1,700,000   Upper Darby, School District Authority GO, Series A,
               MBIA
               3.250%, 2/15/12                                         1,662,430
                                                                     -----------
                                                                       5,689,188
            RHODE ISLAND - 4.8%
            Woonsocket, Housing Authority RB, Capital Funds
               Housing Project
  385,000      4.500%, 9/01/10                                           402,394
  400,000      4.500%, 9/01/11                                           413,952
  420,000      4.500%, 9/01/12                                           429,358
  435,000      4.500%, 9/01/13                                           441,508
  500,000      4.500%, 9/01/16                                           489,315
                                                                     -----------
                                                                       2,176,527

Principal
 Amount $                                                               Value $
---------                                                              ---------
            TENNESSEE - 2.6%
1,000,000   Nashville & Davidson Counties, Metropolitan Government
               Health & Educational Facilities Board RB, RADIAN
               5.100%, 8/01/16                                         1,017,260
  170,000   Wilson County, Health & Educational Facilities Board
               RB, University Medical Center, ETM
               8.375%, 8/01/08                                           186,533
                                                                     -----------
                                                                       1,203,793
            TEXAS - 4.8%
   90,000   Denison, Hospital Authority RB, Texoma Medical Center,
               ETM
               7.125%, 7/01/08                                            99,355
            Fort Bend County, Municipal Utility District No. 23
               GO, FGIC
   45,000      6.500%, 9/01/08                                            51,455
   65,000      6.500%, 9/01/09                                            75,107
   70,000      6.500%, 9/01/10                                            81,521
   45,000      6.500%, 9/01/11                                            52,681
   95,000      5.000%, 9/01/16                                            98,734
  250,000   Greater Greenspoint, Redevelopment Authority RB, Tax
               Increment Contract, RADIAN
               5.250%, 9/01/10                                           269,893
  560,000   Harris County, Municipal Utility District GO,
               Waterworks & Sewer System, MBIA, Pre-Refunded
               @ 47.889 (5)
               0.000%, 9/01/05                                           262,562
  170,000   Houston, Airport System RB, ETM 7.600%, 7/01/10              198,795
   40,000   Houston, Sewer System RB, FGIC, ETM
               6.375%, 10/01/08                                           43,904
  310,000   North Texas, Hospital Authority RB, Bethania Hospital,
               ETM
               7.200%, 2/01/09                                           348,167
   50,000   Sendero, Public Facilities RB, Crown Meadows Project,
               Series A, FHLMC
               4.250%, 6/01/13                                            50,726
  500,000   State Public Finance Authority GO
               5.250%, 10/01/09                                          541,490
                                                                     -----------
                                                                       2,174,390

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2004 (UNAUDITED)

Principal
 Amount $                                                               Value $
---------                                                              ---------
            UTAH - 1.0%
            Lehi, Sales Tax RB, FSA
  180,000      4.000%, 6/01/13                                           179,600
  290,000      4.000%, 6/01/14                                           283,397
                                                                     -----------
                                                                         462,997
            WASHINGTON - 1.4%
  650,732   Nooksack, Indian Tribe RB
               5.500%, 2/23/11                                           644,225
                                                                     -----------
            WISCONSIN - 5.7%
1,365,000   Oshkosh, Industrial Development Authority RB, Don
               Evans Project, AMT, Mandatory Put (LOC: Marshall
               & Ilslay) (3)
               5.500%, 12/01/11                                        1,429,769
   50,000   State Health & Educational Facilities RB, ACA
               6.000%, 5/15/16                                            52,124
1,000,000   State Health & Educational Facilities RB, Aurora
               Health Care, MBIA
               5.000%, 8/15/10                                         1,065,860
   10,000   State Transportation RB, Series A
               5.500%, 7/01/11                                            11,177
   60,000   Winnebago County, Promissory Notes GO
               4.375%, 4/01/12                                            61,661
                                                                     -----------
                                                                       2,620,591
                                                                     -----------
            TOTAL MUNICIPAL BONDS (Cost $43,435,917)                  42,624,539
                                                                     -----------
            CORPORATE OBLIGATIONS - 3.1%
1,200,000   IIS/Syska Holdings Energy (6)
               3.900%, 8/15/08                                         1,167,600
  250,000   Kidspeace National Centers of Georgia, USDA (1) (4)
               4.500%, 12/01/28                                          255,502
                                                                     -----------
            TOTAL CORPORATE OBLIGATIONS (Cost $1,447,072)              1,423,102
                                                                     -----------

  Shares
---------
            SHORT-TERM INVESTMENT - 2.4%
1,077,059   BlackRock Institutional Muni Fund Portfolio, 0.90% (7)     1,077,059
                                                                     -----------
            TOTAL SHORT-TERM INVESTMENT (Cost $1,077,059)              1,077,059
                                                                     -----------

                                                                        Value $
                                                                       ---------

            TOTAL INVESTMENTS (Cost $45,960,048) - 98.9%              45,124,700
            OTHER ASSETS LESS LIABILITIES - 1.1%                         494,558
                                                                     -----------
            TOTAL NET ASSETS - 100.0%                                $45,619,258
                                                                     ===========

(1)  Private Placement Security.

(2)  Pre-Refunded security -- The maturity date shown is the pre-refunded date.

(3) Mandatory Put Security. The mandatory put date is shown as the maturity date on the Schedule of Investments.

(4)  Variable Rate Security. Rate disclosed is as of April 30, 2004.

(5)  Zero coupon security.

(6) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(7)  Rate shown is 7-day yield as of April 30, 2004.

AMT -- Income from security may be subject to alternative minimum tax.

COP -- Certificate of Participation

ETM -- Escrowed to Maturity

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

GNMA -- Government National Mortgage Association

GO -- General Obligation

LOC -- Letter of Credit

RB -- Revenue Bond

TA -- Tax Allocation

TAN -- Tax Anticipation Note

Guaranteed as to principal and interest by the organization identified below:

ACA -- American Capital Access

AMBAC -- American Municipal Bond Assurance Corporation

FGIC -- Federal Guaranty Insurance Company

FSA -- Financial Security Assurance

MBIA -- Municipal Bond Investors Assurance

RADIAN -- RADIAN Guaranty

USDA -- USDA Guaranty

XLCA -- XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2004 (UNAUDITED)

Principal
 Amount $                                                               Value $
---------                                                              ---------

            MUNICIPAL BONDS - 92.8%
            ALABAMA - 1.8%
  975,000   Huntsville, Healthcare Authority RB, Series B, MBIA,
               Mandatory Put (1)
               4.650%, 6/01/05                                         1,005,020
                                                                     -----------
            ARIZONA - 1.8%
  600,000   Show Low, Industrial Development Authority, Navapache
               Regional Medical Center RB, Series A, ACA
               5.125%, 12/01/04                                          611,748
            University Medical Center RB
  250,000      5.000%, 7/01/05                                           259,447
  125,000      3.000%, 7/01/04                                           125,323
                                                                     -----------
                                                                         996,518
            ARKANSAS - 0.9%
  495,000   Fort Smith, Sales & Use Tax RB, Series A
               4.125%, 12/01/12                                          511,513
                                                                     -----------
            CALIFORNIA - 10.5%
            California State GO
1,540,000      6.300%, 9/01/06                                         1,673,795
1,500,000      6.300%, 10/01/07                                        1,666,290
2,000,000   Central Union School District COP, Financing Project,
               AMBAC, Mandatory Put (1)
               2.000%, 2/01/06                                         2,000,920
  115,000   Montclair, Redevelopment Agency TA, Redevelopment
               Project No. IV, RADIAN
               2.000%, 10/01/05                                          115,192
  490,000   Placer County, Water Agency RB, Middle Fork Project
               3.750%, 7/01/12                                           487,560
                                                                     -----------
                                                                       5,943,757
            COLORADO - 4.0%
  110,000   Denver City & County Multi-Family Housing RB, Buerger
               Brothers Project, Series A, AMT, FHA
               5.100%, 11/01/07                                          114,567
  500,000   Englewood, Multi-Family Housing RB, Mark Apartments,
               Series B
               6.000%, 12/15/18                                          500,390

Principal
 Amount $                                                               Value $
---------                                                              ---------
            COLORADO - (CONTINUED)
  350,000   Interlocken Metropolitan District GO, Capital
               Appreciation Project, Series A, RADIAN (6)
               0.000%, 12/15/05                                          336,021
            State Health Facilities Authority RB, Longmont United
               Hospital Project, ACA
  680,000      2.150%, 12/01/05                                          682,353
  250,000      2.000%, 12/01/04                                          250,550
  390,000   State Housing & Finance Authority RB, Single-Family
               Program Series C-2, AMT
               8.400%, 10/01/21                                          404,227
                                                                     -----------
                                                                       2,288,108
            CONNECTICUT - 1.5%
  750,000   Stamford, Multi-Family Housing RB, Fairfield Apartments
               Project, AMT, Mandatory Put (1)
               4.750%, 12/01/08                                          785,175
   85,000   State Health & Educational Facilities RB, Hospital of
               Saint Raphael, Series I, AMBAC
               5.000%, 7/01/05                                            86,953
                                                                     -----------
                                                                         872,128
            DELAWARE - 2.3%
1,160,000   State Economic Development Authority RB, Water
               Development, Wilmington Suburban, Series B
               6.450%, 12/01/07                                        1,297,332
                                                                     -----------
            DISTRICT OF COLUMBIA - 0.6%
  360,000   Housing Finance Agency RB, 1330 7th Street Apartments,
               Series A, AMT, FHA
               3.000%, 12/01/09                                          355,993
                                                                     -----------
            FLORIDA - 4.8%
1,700,000   Alachua County Health Facilities RB, Shands Teaching
               Hospital, Series A, MBIA
               5.200%, 12/01/07                                        1,837,428
   65,000   Broward County, Water & Sewer Utilities Systems RB,
               Pre-Refunded @ 100 (2)
               6.875%, 9/01/06                                            70,326

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

Principal
 Amount $                                                               Value $
---------                                                              ---------

            FLORIDA - (CONTINUED)
  205,000   Gainsville, Utilities Systems RB, ETM
               8.000%, 10/01/05                                          215,978
  575,000   Jacksonville, Educational Facilities RB, Edward Water
               College Project, Mandatory Put (LOC: First Union
               National Bank) (1)
               3.600%, 10/01/06                                          582,446
                                                                     -----------
                                                                       2,706,178
            GEORGIA - 1.5%
  200,000   Columbus, Water & Sewer RB, ETM
               8.000%, 5/01/06                                           223,906
  600,000   DeKalb County, School District GO, ETM
               5.200%, 7/01/05                                           617,496
                                                                     -----------
                                                                         841,402
            ILLINOIS - 8.1%
  360,000   Bedford Park, Tax Increment TA, 71st & Cicero Project
               7.000%, 1/01/06                                           368,118
  155,000   Chicago, Single Family Mortgage RB, Series B, AMT,
               GNMA, FNMA, FHLMC
               6.950%, 9/01/28                                           157,068
   65,000   Chicago, Transportation Authority RB, Capital Grant,
               Series A, AMBAC
               4.250%, 6/01/08                                            67,118
1,000,000   Cook County, High School District #201 GO, Sterling
               Morton Township Capital Appreciation, AMBAC (6)
               0.000%, 12/01/06                                          940,960
2,500,000   Oak Park, Industrial Development RB, Prairie Court,
               Mandatory Put (1)
               5.500%, 12/01/06                                        2,659,300
  175,000   Pekin, Single Family Mortgage RB, ETM
               7.400%, 12/01/08                                          196,961
  110,000   Peoria, New Public Housing RB
               4.875%, 10/01/06                                          116,787
  100,000   State Educational Facilities Authority RB, Midwestern
               University, Series B, ACA
               4.400%, 5/15/04                                           100,108
                                                                     -----------
                                                                       4,606,420

Principal
 Amount $                                                               Value $
---------                                                              ---------
            INDIANA - 1.6%
   60,000   Fort Wayne, Sewer Works Improvement RB, BIG
               9.625%, 8/01/05                                            64,500
  200,000   Howard County, Jail & Juvenile Detention Center RB,
               AMBAC
               6.250%, 7/15/05                                           211,260
  100,000   Lawrence, Multi-Family Housing RB, Pinnacle Apartments
               Project, AMT, FNMA, Mandatory Put (1)
               5.150%, 1/01/08                                           104,519
  540,000   State Housing Finance Authority RB, Single-Family
               Mortgage, Series A-3, AMT, GNMA, FNMA
               5.375%, 1/01/23                                           549,450
                                                                     -----------
                                                                         929,729
            IOWA - 0.2%
  100,000   Sioux City, Hospital RB, St. Lukes Medical Center
               Project, ETM
               6.375%, 9/01/06                                           105,739
                                                                     -----------
            KANSAS - 5.6%
3,000,000   Sedgwick & Shawnee Counties, Single-Family Mortgage RB,
               Series A, GNMA, FNMA
               3.250%, 6/01/27                                         3,165,750
                                                                     -----------
            KENTUCKY - 0.2%
   95,000   State Turnpike Authority RB, AMT, ETM (3)
               6.625%, 7/01/08                                           103,912
                                                                     -----------
            LOUISIANA - 0.6%
  225,000   Housing Finance Agency RB, St Josephs Project, GNMA,
               Pre-Refunded @ 105 (2)
               7.800%, 6/01/04                                           237,512
  100,000   Monroe-West Monroe, Single-Family Mortgage RB, ETM
               7.200%, 8/01/10                                           113,257
                                                                     -----------
                                                                         350,769
            MASSACHUSETTS - 3.4%
1,950,000   State Development Finance Agency, Worcester
               Redevelopment Authority RB, RADIAN
               6.000%, 6/01/24                                         1,958,112
                                                                     -----------
            MICHIGAN - 1.8%
  700,000   Detroit/Wayne County, Stadium Authority RB, FGIC
               5.250%, 2/01/09                                           760,613

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2004 (UNAUDITED)

Principal
 Amount $                                                               Value $
---------                                                              ---------
            MICHIGAN - (CONTINUED)
  285,000   Kalamazoo, Hospital Finance Authority RB, Bronson
               Methodist, Series A, Pre-Refunded @ 100 (2)
               6.375%, 5/15/05                                           291,840
                                                                     -----------
                                                                       1,052,453
            MINNESOTA - 0.0%
   30,000   Columbia Heights, Capital Appreciation GO (6)
               0.000%, 9/01/08                                            23,352
                                                                     -----------
            MISSISSIPPI - 9.7%
1,235,000   Mississippi Business Finance RB, TT&W Farm Products
               Project, AMT, (LOC: National Bank)
               6.900%, 7/01/10                                         1,288,846
  130,000   Mississippi Development Bank RB, Special Obligation,
               Oktibbeha County Hospital Revenue Project
               5.550%, 7/01/05                                           135,551
  260,000   Mississippi Development Bank RB, Special Obligation,
               Three Rivers Solid Waste Project
               4.650%, 7/01/06                                           271,893
3,855,000   Mississippi Home Corporation RB, Single-Family Mortgage,
               Series A, AMT, GNMA, FNMA, USDA
               3.150%, 6/01/20                                         3,797,252
                                                                     -----------
                                                                       5,493,542
            MISSOURI - 0.2%
  100,000   St. Charles County, Industrial Development Authority RB,
               Garden View Care Center Project, AMT, (LOC: U.S. Bank
               NA)
               5.400%, 11/15/16                                          103,064
                                                                     -----------
            NEBRASKA - 0.2%
  100,000   Madison County, Hospital Authority RB, Faith Regional
               Healthcare Services Project, RADIAN
               4.850%, 7/01/09                                           106,377
                                                                     -----------
            NEVADA - 1.1%
  530,000   Carson City, Hospital RB, Tahoe Hospital Project,
               Series A, RADIAN
               2.300%, 9/01/07                                           519,681
   90,000   Las Vegas, Downtown Redevelopment Agency RB, Series A,
               BIG, ETM
               7.100%, 6/01/06                                            95,229
                                                                     -----------
                                                                         614,910

Principal
 Amount $                                                               Value $
---------                                                              ---------
            NEW HAMPSHIRE - 0.2%
   90,000   State Business Finance Authority RB, Pollution Control,
               AMT, Mandatory Put (1)
               2.050%, 2/01/05                                            89,894
                                                                     -----------
            NEW MEXICO - 0.0%
   25,000   Albuquerque, Municipal School District No. 12 GO,
               Pre-Refunded @ 100 (2)
               4.800%, 8/01/05                                            26,033
                                                                     -----------
            NEW YORK - 0.6%
   50,000   New York City GO, Series B, FGIC, ETM
               7.250%, 10/01/04                                           51,217
  145,000   New York City, Housing Development Corporation RB,
               Multi-Family Housing, Series E-1, AMT
               2.750%, 11/01/07                                          145,161
  100,000   New York City, New Public Housing Authority RB
               3.875%, 1/01/06                                           102,662
   25,000   State Housing Finance Agency RB, University
               Construction, Series A, ETM
               7.900%, 11/01/06                                           26,845
                                                                     -----------
                                                                         325,885
            NORTH DAKOTA - 0.7%
  375,000   State Housing Finance Agency RB, Home Mortgage Program,
               Series A, AMT
               5.200%, 7/01/19                                           380,186
                                                                     -----------
            OHIO - 5.8%
   95,000   Cuyahoga County, Deaconess Hospital Project RB, ETM
               6.750%, 11/01/09                                          105,448
   60,000   Franklin County, First Mortgage RB, ETM
               7.500%, 6/01/09                                            66,891
2,930,000   Franklin County, Hospital RB, Holy Cross Health System,
               MBIA
               5.200%, 6/01/05                                         3,001,492
  150,000   State Economic Development RB, Enterprise-Plastics
               Project, Series 1, AMT
               1.850%, 6/01/05                                           150,279
                                                                     -----------
                                                                       3,324,110

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)

Principal
Amount $                                                                Value $
---------                                                              ---------
            PENNSYLVANIA - 8.7%
   10,000   Berks County GO, Second Series, MBIA
               3.100%, 11/15/08                                           10,104
            Berks County, Solid Waste Authority RB, FSA (4)
  385,000      2.750%, 4/01/06                                           389,193
  730,000      2.750%, 4/01/07                                           734,927
  545,000      2.375%, 4/01/08                                           536,285
   65,000   Carbon County, Hospital Authority RB, Gnaden Huetten
               Memorial Hospital Project, AMBAC, Pre-Refunded @ 100
               (2)
               10.000%, 7/01/05                                           70,793
  270,000   Lakeland, School District GO, ETM
               8.875%, 8/15/10                                           324,772
  195,000   New Brighton, Area School Authority RB, MBIA,
               Pre-Refunded @ 100 (2)
               5.900%, 5/15/04                                           201,841
2,000,000   Philadelphia, Authority for Industrial Development RB,
               PGH Development Corporation
               5.500%, 7/01/10                                         2,061,000
   95,000   Philadelphia, Hospitals Authority RB, Thomas Jefferson
               University Hospital, ETM
               7.000%, 7/01/08                                           104,509
  500,000   State Higher Educational Facilities Authority RB,
               University of Pennsylvania Health Services, Series A
               5.700%, 1/01/11                                           520,885
                                                                     -----------
                                                                       4,954,309
            SOUTH CAROLINA - 0.4%
  250,000   Charleston County COP, Series B, MBIA, Pre-Refunded @
               102 (2)
               6.875%, 6/01/04                                           256,223
                                                                     -----------
            TENNESSEE - 0.9%
  500,000   State Housing Development Agency RB, Homeownership
               Program, Series 1D
               4.700%, 7/01/15                                           509,460
                                                                     -----------
            TEXAS - 0.2%
  100,000   San Antonio, Electric & Gas RB, Series 2000
               5.800%, 2/01/06                                           104,996
                                                                     -----------

Principal
 Amount $                                                               Value $
---------                                                              ---------
            UTAH - 0.5%
  300,000   State Building Ownership Authority RB, State Facilities
               Master Lease Program, Series A
               5.600%, 5/15/05                                           306,753
                                                                     -----------
            VIRGINIA - 1.5%
  710,000   Fauquier County, Industrial Development Authority RB,
               RADIAN
               5.000%, 10/01/05                                          742,000
  110,000   Petersburg GO, FGIC
               4.950%, 3/01/07                                           112,316
                                                                     -----------
                                                                         854,316
            WISCONSIN - 10.4%
3,405,000   Central Brown County, Water Authority BAN
               1.500%, 8/01/05                                         3,394,036
  900,000   Oshkosh, Industrial Development Authority RB, Don Evans
               Project, AMT, Mandatory Put (LOC: Marshall & Ilslay)
               (1)
               5.500%, 12/01/11                                          942,705
1,500,000   State Health & Educational Facilities RB, Aurora Health
               Care, MBIA
               5.000%, 8/15/09                                         1,605,510
                                                                     -----------
                                                                       5,942,251
            PUERTO RICO - 0.5%
  265,000   Puerto Rico Commonwealth, Aqueduct & Sewer Authority
               RB, ETM
               5.900%, 7/01/06                                           279,302
                                                                     -----------
            TOTAL MUNICIPAL BONDS
               (Cost $53,242,920)                                     52,785,796
                                                                     -----------
            CORPORATE OBLIGATIONS - 5.3%
2,814,000   IIS/Syska Holdings Energy (5)
               3.900%, 8/15/08                                         2,738,022
  250,000   Kidspeace National Centers of Georgia, USDA (3) (7)
               4.500%, 12/01/28                                          255,503
                                                                     -----------
            TOTAL CORPORATE OBLIGATIONS
               (Cost $3,057,134)                                       2,993,525
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2004 (UNAUDITED)

 Shares                                                                 Value $
---------                                                              ---------
            SHORT-TERM INVESTMENT - 2.5%
1,405,552   BlackRock Institutional Muni Fund Portfolio,
               0.90% (8)                                              1,405,552
                                                                    -----------
            TOTAL SHORT-TERM INVESTMENT
               (Cost $1,405,552)                                      1,405,552
                                                                    -----------
            TOTAL INVESTMENTS
               (Cost $57,705,606) - 100.6%                           57,184,873

            OTHER ASSETS LESS LIABILITIES - (0.6)%                     (333,293)
                                                                    -----------
            TOTAL NET ASSETS - 100.0%                               $56,851,580
                                                                    ===========

(1) Mandatory Put Security. The mandatory put date is shown as the maturity date on the Schedule of Investments.

(2)  Pre-Refunded security -- The maturity date shown is the pre-refunded date.

(3)  Variable Rate Security. Rate disclosed is as of April 30, 2004.

(4)  Security purchased on a when-issued basis.

(5) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(6)  Zero coupon security.

(7)  Private Placement Security.

(8)  Rate shown is 7-day yield as of April 30, 2004.

AMT -- Income from security may be subject to alternative minimum tax.

BAN -- Bond Anticipation Note

COP -- Certificate of Participation

ETM -- Escrowed to Maturity

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

GNMA -- Government National Mortgage Association

GO -- General Obligation

LOC -- Letter of Credit

NA -- National Association

RB -- Revenue Bond

TA -- Tax Allocation

Guaranteed as to principal and interest by the organization identified below:

ACA -- American Capital Access

AMBAC -- American Municipal Bond Assurance Corporation

BIG -- BIG Guaranty

FGIC -- Federal Guaranty Insurance Company

FHA -- Federal Housing Administration

FSA -- Financial Security Assurance

MBIA -- Municipal Bond Investors Assurance

RADIAN -- RADIAN Guaranty

USDA -- USDA Guaranty

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2004 (UNAUDITED)

                                                                                   EMERGING
                                                                                    MARKETS     INTERNATIONAL
                                                                                     FUND           FUND
                                                                                 ------------   -------------
ASSETS
   Investments in securities, at value - Note 2 ..............................   $ 13,968,134    $  5,371,959
   Foreign currency, at value ................................................        243,194               4
   Dividends and tax reclaims receivable .....................................         73,005          39,488
   Interest receivable .......................................................             --              57
   Receivable for securities sold ............................................        384,158         121,825
   Receivable for Fund shares sold ...........................................             --              --
   Unrealized appreciation on foreign currency contracts .....................          1,975             169
   Prepaid expenses ..........................................................         21,042          20,068
   Due from Investment Advisor - Note 3 ......................................          8,303           7,926
                                                                                 ------------    ------------
      TOTAL ASSETS ...........................................................     14,699,811       5,561,496
LIABILITIES
   Cash overdraft ............................................................        442,046              --
   Income distributions payable ..............................................             --              --
   Payable for securities purchased ..........................................         58,544              --
   Payable for Fund shares redeemed ..........................................          7,361           2,017
   Foreign taxes payable .....................................................         48,983              --
   Unrealized depreciation on foreign currency contracts .....................              6             446
   Investment advisory fee payable - Note 3 ..................................             --              --
   Administration fee payable - Note 3 .......................................          3,320           1,051
   Sub-administration fee payable - Note 3 ...................................          2,865           1,009
   Distribution fee payable - Note 3 .........................................             --              --
   Trustees fee payable - Note 5 .............................................          1,017             323
   Accrued expenses and other liabilities ....................................         64,996          35,884
                                                                                 ------------    ------------
      TOTAL LIABILITIES ......................................................        629,138          40,730
                                                                                 ------------    ------------
   NET ASSETS ................................................................   $ 14,070,673    $  5,520,766
                                                                                 ============    ============
NET ASSETS
   Capital paid-in ...........................................................   $ 31,237,614    $ 18,543,140
   Undistributed (Distributions in excess of) net investment income (loss) ...         32,366          22,781
   Accumulated net realized gain (loss) on
      investments and foreign currency transactions ..........................    (19,210,387)    (13,684,976)
   Net unrealized appreciation (depreciation) on investments and
      foreign currency translations ..........................................      2,011,080*        639,821
                                                                                 ------------    ------------
   NET ASSETS ................................................................   $ 14,070,673    $  5,520,766
                                                                                 ============    ============
Investor Shares:
   Net assets ................................................................   $ 14,070,673    $  5,520,766
   Total shares outstanding at end of period .................................      1,147,219         811,784
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ......................................   $      12.27    $       6.80

Advisor Shares:
   Net assets ................................................................   $         --    $         --
   Total shares outstanding at end of period .................................             --              --
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ......................................   $         --    $         --

Cost of securities ...........................................................   $ 11,909,141    $  4,733,169
Cost of foreign currency .....................................................   $    242,826    $          4

*Net of $48,983 accrued foreign capital gains taxes on appreciated securities.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                    SMALL
                                                                                  U.S. LARGE        U.S.       CAPITALIZATION
                                                                                  CAP EQUITY   OPPORTUNITIES        VALUE
                                                                                     FUND          FUND             FUND
                                                                                 -----------   ------------    --------------
ASSETS
   Investments in securities, at value - Note 2 ..............................   $ 9,288,777    $70,303,487      $46,990,509
   Foreign currency, at value ................................................            --             --               --
   Dividends and tax reclaims receivable .....................................        10,021         18,334               --
   Interest receivable .......................................................            22          2,684            1,018
   Receivable for securities sold ............................................       179,668      2,228,144           48,799
   Receivable for Fund shares sold ...........................................            --        381,774           12,084
   Unrealized appreciation on foreign currency contracts .....................            --             --               --
   Prepaid expenses ..........................................................        22,410             --           23,097
   Due from Investment Advisor - Note 3 ......................................         4,292             --               --
                                                                                 -----------    -----------      -----------
      TOTAL ASSETS ...........................................................     9,505,190     72,934,423       47,075,507
LIABILITIES
   Cash overdraft ............................................................            --             --               --
   Income distributions payable ..............................................            --             --               --
   Payable for securities purchased ..........................................       191,977      2,989,393            9,015
   Payable for Fund shares redeemed ..........................................            --         25,530           30,163
   Foreign taxes payable .....................................................            --             --               --
   Unrealized depreciation on foreign currency contracts .....................            --             --               --
   Investment advisory fee payable - Note 3 ..................................            --         28,983           35,039
   Administration fee payable - Note 3 .......................................            --         14,491               --
   Sub-administration fee payable - Note 3 ...................................         1,685         12,492            8,153
   Distribution fee payable - Note 3 .........................................            --             --               --
   Trustees fee payable - Note 5 .............................................           266          4,374            2,753
   Accrued expenses and other liabilities ....................................        45,432         99,485          108,077
                                                                                 -----------    -----------      -----------
      TOTAL LIABILITIES ......................................................       239,360      3,174,748          193,200
                                                                                 -----------    -----------      -----------
   NET ASSETS ................................................................   $ 9,265,830    $69,759,675      $46,882,307
                                                                                 ===========    ===========      ===========
NET ASSETS
   Capital paid-in ...........................................................   $15,031,715    $57,609,196      $32,440,423
   Undistributed (Distributions in excess of) net investment income (loss) ...        (3,162)      (338,970)        (204,167)
   Accumulated net realized gain (loss) on
      investments and foreign currency transactions ..........................    (6,615,398)     4,954,677        4,314,284
   Net unrealized appreciation (depreciation) on investments and
      foreign currency translations ..........................................       852,675      7,534,772       10,331,767
                                                                                 -----------    -----------      -----------
   NET ASSETS ................................................................   $ 9,265,830    $69,759,675      $46,882,307
                                                                                 ===========    ===========      ===========
Investor Shares:
   Net assets ................................................................   $ 9,265,830    $69,759,675      $46,882,307
   Total shares outstanding at end of period .................................     2,516,976      3,836,916        3,104,779
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ......................................   $      3.68    $     18.18      $     15.10

Advisor Shares:
   Net assets ................................................................   $        --    $        --      $        --
   Total shares outstanding at end of period .................................            --             --               --
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ......................................   $        --    $        --      $        --

Cost of securities ...........................................................   $ 8,436,102    $62,768,715      $36,658,742
Cost of foreign currency .....................................................   $        --    $        --      $        --

                                                                                                SHORT-TERM
                                                                                  MUNICIPAL     MUNICIPAL
                                                                                     BOND          BOND
                                                                                     FUND          FUND
                                                                                 -----------   -----------
ASSETS
   Investments in securities, at value - Note 2 ..............................   $45,124,700   $57,184,873
   Foreign currency, at value ................................................            --            --
   Dividends and tax reclaims receivable .....................................            --            --
   Interest receivable .......................................................       546,462       693,582
   Receivable for securities sold ............................................        25,000            --
   Receivable for Fund shares sold ...........................................        15,000       876,901
   Unrealized appreciation on foreign currency contracts .....................            --            --
   Prepaid expenses ..........................................................            --            --
   Due from Investment Advisor - Note 3 ......................................        15,106        18,343
                                                                                 -----------   -----------
      TOTAL ASSETS ...........................................................    45,726,268    58,773,699
LIABILITIES
   Cash overdraft ............................................................            --            --
   Income distributions payable ..............................................        12,327         9,709
   Payable for securities purchased ..........................................        16,946     1,678,444
   Payable for Fund shares redeemed ..........................................        18,902       140,657
   Foreign taxes payable .....................................................            --            --
   Unrealized depreciation on foreign currency contracts .....................            --            --
   Investment advisory fee payable - Note 3 ..................................            --            --
   Administration fee payable - Note 3 .......................................            --            --
   Sub-administration fee payable - Note 3 ...................................         7,497         9,969
   Distribution fee payable - Note 3 .........................................           525           638
   Trustees fee payable - Note 5 .............................................         6,324        11,520
   Accrued expenses and other liabilities ....................................        44,489        71,182
                                                                                 -----------   -----------
      TOTAL LIABILITIES ......................................................       107,010     1,922,119
                                                                                 -----------   -----------
   NET ASSETS ................................................................   $45,619,258   $56,851,580
                                                                                 ===========   ===========
NET ASSETS
   Capital paid-in ...........................................................   $46,442,495   $57,388,855
   Undistributed (Distributions in excess of) net investment income (loss) ...        (2,820)       (9,831)
   Accumulated net realized gain (loss) on
      investments and foreign currency transactions ..........................        14,931        (6,711)
   Net unrealized appreciation (depreciation) on investments and
      foreign currency translations ..........................................      (835,348)     (520,733)
                                                                                 -----------   -----------
   NET ASSETS ................................................................   $45,619,258   $56,851,580
                                                                                 ===========   ===========
Investor Shares:
   Net assets ................................................................   $45,216,418   $55,603,679
   Total shares outstanding at end of period .................................     4,566,560     5,598,737
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ......................................   $      9.90   $      9.93

Advisor Shares:
   Net assets ................................................................   $   402,840   $ 1,247,901
   Total shares outstanding at end of period .................................        40,700       125,703
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ......................................   $      9.90   $      9.93

Cost of securities ...........................................................   $45,960,048   $57,705,606
Cost of foreign currency .....................................................   $        --   $        --


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2004 (UNAUDITED)

                                                                  EMERGING
                                                                   MARKETS      INTERNATIONAL
                                                                     FUND            FUND
                                                                 -----------    -------------
INVESTMENT INCOME
   Dividend income ...........................................   $   209,431      $ 61,874
   Interest income ...........................................            30           329
   Foreign taxes withheld ....................................       (19,292)       (1,973)
                                                                 -----------      --------
      TOTAL INCOME ...........................................       190,169        60,230
EXPENSES
   Investment advisory fees - Note 3 .........................        79,767        15,845
   Sub-administration fees - Note 3 ..........................        22,706         9,136
   Administrative fees - Note 3 ..............................        19,942         7,130
   Distribution fees - Note 3 ................................            --            --
   Custodian fees ............................................        46,854        19,675
   Transfer agent fees .......................................        20,096        21,473
   Audit fees ................................................        17,152         2,779
   Legal fees ................................................        15,656         6,637
   Registration fees .........................................        12,099         7,440
   Insurance .................................................         9,085         5,058
   Trustees fees - Note 5 ....................................         7,749         3,226
   Printing expenses .........................................         3,843         1,472
   Other .....................................................         3,907         3,065
                                                                 -----------      --------
      TOTAL EXPENSES .........................................       258,856       102,936
   Expenses borne by Investment Adviser - Note 3 .............       (79,767)      (14,260)
   Expenses waived by Investment Adviser - Note 3 ............            --        (1,585)
   Reimbursement from Investment Advisor .....................       (59,418)      (47,463)
                                                                 -----------      --------
      NET EXPENSES ...........................................       119,671        39,628
                                                                 -----------      --------
      NET INVESTMENT INCOME (LOSS) ...........................        70,498        20,602
                                                                 -----------      --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments sold ..............     2,394,483*      491,012
   Net realized loss on foreign currency transactions ........       (10,993)       (6,273)
                                                                 -----------      --------
         Net realized gain (loss) on investments and foreign
           currency transactions .............................     2,383,490       484,739
                                                                 -----------      --------
   Change in net unrealized appreciation (depreciation)
      on investments .........................................    (1,353,272)**     39,680
   Change in net unrealized appreciation on foreign
      currency translations ..................................         1,176         8,096
                                                                 -----------      --------
         Net change in unrealized appreciation (depreciation)
           on investments and foreign currency translations ..    (1,352,096)       47,776
                                                                 -----------      --------
         NET REALIZED AND UNREALIZED GAIN (LOSS)..............     1,031,394       532,515
                                                                 -----------      --------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
      OPERATIONS .............................................   $ 1,101,892      $553,117
                                                                 ===========      ========

  * Includes capital gains taxes of Thailand and India securities in the amount of $29,337.

 ** Includes an increase of $21,792 in accrued foreign capital gains taxes on appreciated securities.

***  Fund commenced investment activities on December 31, 2003.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                     SMALL
                                                                 U.S. LARGE        U.S.         CAPITALIZATION
                                                                 CAP EQUITY   OPPORTUNITIES          VALUE
                                                                    FUND           FUND              FUND
                                                                 ----------   -------------     --------------
INVESTMENT INCOME
   Dividend income ...........................................    $ 84,428     $  168,131         $  146,087
   Interest income ...........................................       7,953         16,856              6,312
   Foreign taxes withheld ....................................          --           (335)                --
                                                                  --------     ----------         ----------
      TOTAL INCOME ...........................................      92,381        184,652            152,399
EXPENSES
   Investment advisory fees - Note 3 .........................      35,821        139,961            199,237
   Sub-administration fees - Note 3 ..........................      13,687         78,091             59,498
   Administrative fees - Note 3 ..............................          --         69,980                 --
   Distribution fees - Note 3 ................................          --             --                 --
   Custodian fees ............................................       1,744          9,135              6,527
   Transfer agent fees .......................................      61,962         74,769             51,218
   Audit fees ................................................       3,861         24,700             18,380
   Legal fees ................................................       9,089         53,898             40,113
   Registration fees .........................................       8,293         11,510             10,883
   Insurance .................................................       5,841         18,122             14,704
   Trustees fees - Note 5 ....................................       4,506         25,897             20,166
   Printing expenses .........................................       2,103         13,049              9,994
   Other .....................................................       1,388          4,510              3,456
                                                                  --------     ----------         ----------
      TOTAL EXPENSES .........................................     148,295        523,622            434,176
   Expenses borne by Investment Adviser - Note 3 .............     (35,821)            --            (77,610)
   Expenses waived by Investment Adviser - Note 3 ............          --             --                 --
   Reimbursement from Investment Advisor .....................     (16,931)            --                 --
                                                                  --------     ----------         ----------
      NET EXPENSES ...........................................      95,543        523,622            356,566
                                                                  --------     ----------         ----------
      NET INVESTMENT INCOME (LOSS) ...........................      (3,162)      (338,970)          (204,167)
                                                                  --------     ----------         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments sold ..............     177,607      5,382,536          4,334,204
   Net realized loss on foreign currency transactions ........          --             --                 --
                                                                  --------     ----------         ----------
      Net realized gain (loss) on investments and foreign
         currency transactions ...............................     177,607      5,382,536          4,334,204
                                                                  --------     ----------         ----------
   Change in net unrealized appreciation (depreciation)
      on investments .........................................     396,513        545,375          2,421,823
   Change in net unrealized appreciation on foreign
      currency translations ..................................          --             --                 --
                                                                  --------     ----------         ----------
      Net change in unrealized appreciation (depreciation)
         on investments and foreign currency translations ....     396,513        545,375          2,421,823
                                                                  --------     ----------         ----------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ................     574,120      5,927,911          6,756,027
                                                                  --------     ----------         ----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
      OPERATIONS .............................................    $570,958     $5,588,941         $6,551,860
                                                                  ========     ==========         ==========

                                                                              SHORT-TERM
                                                                  MUNICIPAL    MUNICIPAL
                                                                    BOND         BOND
                                                                   FUND***      FUND***
                                                                 ----------   ----------
INVESTMENT INCOME
   Dividend income ...........................................   $      --    $      --
   Interest income ...........................................     278,445      308,599
   Foreign taxes withheld ....................................          --           --
                                                                 ---------    ---------
      TOTAL INCOME ...........................................     278,445      308,599
EXPENSES
   Investment advisory fees - Note 3 .........................      40,003       60,455
   Sub-administration fees - Note 3 ..........................      23,924       36,313
   Administrative fees - Note 3 ..............................          --           --
   Distribution fees - Note 3 ................................         525          638
   Custodian fees ............................................       3,571        6,745
   Transfer agent fees .......................................      26,977       26,977
   Audit fees ................................................       9,654       17,297
   Legal fees ................................................      23,937       36,392
   Registration fees .........................................      13,144       13,965
   Insurance .................................................          --           44
   Trustees fees - Note 5 ....................................       6,438       11,692
   Printing expenses .........................................       8,429       12,312
   Other .....................................................       3,286        3,777
                                                                 ---------    ---------
      TOTAL EXPENSES .........................................     159,888      226,607
   Expenses borne by Investment Adviser - Note 3 .............     (40,003)     (60,455)
   Expenses waived by Investment Adviser - Note 3 ............          --           --
   Reimbursement from Investment Advisor .....................     (64,356)     (82,388)
                                                                 ---------    ---------
      NET EXPENSES ...........................................      55,529       83,764
                                                                 ---------    ---------
      NET INVESTMENT INCOME (LOSS) ...........................     222,916      224,835
                                                                 ---------    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments sold ..............      14,931       (6,711)
   Net realized loss on foreign currency transactions ........          --           --
                                                                 ---------    ---------
      Net realized gain (loss) on investments and foreign
         currency transactions ...............................      14,931       (6,711)
                                                                 ---------    ---------
   Change in net unrealized appreciation (depreciation)
      on investments .........................................    (835,348)    (520,733)
   Change in net unrealized appreciation on foreign
      currency translations ..................................          --           --
                                                                 ---------    ---------
      Net change in unrealized appreciation (depreciation)
         on investments and foreign currency translations ....    (835,348)    (520,733)
                                                                 ---------    ---------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ................    (820,417)    (527,444)
                                                                 ---------    ---------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
      OPERATIONS .............................................   $(597,501)   $(302,609)
                                                                 =========    =========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2004 (UNAUDITED) AND THE YEAR ENDED OCTOBER 31, 2003

                                                                  EMERGING MARKETS FUND         INTERNATIONAL FUND
                                                                --------------------------   -------------------------
                                                                 SIX MONTHS       YEAR        SIX MONTHS      YEAR
                                                                   ENDED          ENDED         ENDED         ENDED
                                                                 APRIL 30,     OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                                                    2004           2003          2004          2003
                                                                -----------   ------------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ................................   $    70,498   $    137,807   $    20,602   $   119,375
Net realized gain (loss) on investments and
   foreign currency transactions ............................     2,383,490      2,533,900       484,739      (803,971)
Change in net unrealized appreciation (depreciation) on
   investments and foreign currency translations ............    (1,352,096)     3,423,266        47,776     1,857,151
                                                                -----------   ------------   -----------   -----------
Net increase in net assets resulting from operations ........     1,101,892      6,094,973       553,117     1,172,555
                                                                -----------   ------------   -----------   -----------

DIVIDENDS AND DISTRIBUTIONS TO INVESTOR
SHAREHOLDERS:
From net investment income ..................................      (137,690)            --      (121,800)     (131,557)
From net realized gains .....................................            --             --            --       (66,015)
                                                                -----------   ------------   -----------   -----------
                                                                   (137,690)            --      (121,800)     (197,572)
                                                                -----------   ------------   -----------   -----------

SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares .............................................     1,345,332     31,160,235        67,781        92,306
Reinvestment of distributions ...............................       125,535             --       108,512       167,429
Redemptions of shares .......................................    (2,584,435)   (66,161,806)   (1,328,800)   (1,420,930)
Redemption fees .............................................         1,874          5,167             4           915
Issuance of merger shares - Note 10 .........................            --             --            --            --
                                                                -----------   ------------   -----------   -----------
Total increase (decrease) from Investor Share transactions...    (1,111,694)   (34,996,404)   (1,152,503)   (1,160,280)
                                                                -----------   ------------   -----------   -----------
Total increase (decrease) in net assets .....................      (147,492)   (28,901,431)     (721,186)     (185,297)
NET ASSETS
Beginning of Period .........................................    14,218,165     43,119,596     6,241,952     6,427,249
                                                                -----------   ------------   -----------   -----------
End of Period ...............................................   $14,070,673   $ 14,218,165   $ 5,520,766   $ 6,241,952
                                                                ===========   ============   ===========   ===========
Undistributed net investment income (loss) ..................   $    32,366   $    110,551   $    22,781   $   130,252
                                                                ===========   ============   ===========   ===========

CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares .............................................       108,711      3,692,860         9,845        17,341
Reinvestment of distributions ...............................        10,549             --        16,797        31,891
Redemption of shares ........................................      (198,374)    (7,990,869)     (195,384)     (264,530)
Shares issued from merger - Note 10 .........................            --             --            --            --
                                                                -----------   ------------   -----------   -----------
Net increase (decrease) in Investor Shares ..................       (79,114)    (4,298,009)     (168,742)     (215,298)
                                                                ===========   ============   ===========   ===========

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      U.S. LARGE CAP
                                                                       EQUITY FUND            U.S. OPPORTUNITIES FUND
                                                                -------------------------   ---------------------------
                                                                SIX MONTHS        YEAR       SIX MONTHS        YEAR
                                                                   ENDED         ENDED          ENDED          ENDED
                                                                 APRIL 30,    OCTOBER 31,     APRIL 30,     OCTOBER 31,
                                                                   2004           2003          2004           2003
                                                                ----------    -----------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ................................   $   (3,162)   $   (10,556)  $   (338,970)  $   (489,128)
Net realized gain (loss) on investments and
   foreign currency transactions ............................      177,607       (656,090)     5,382,536        983,233
Change in net unrealized appreciation (depreciation) on
   investments and foreign currency translations ............      396,513      2,440,722        545,375     10,492,256
                                                                ----------    -----------   ------------   ------------
Net increase in net assets resulting from operations ........      570,958      1,774,076      5,588,941     10,986,361
                                                                ----------    -----------   ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO INVESTOR
SHAREHOLDERS:
From net investment income ..................................           --             --             --             --
From net realized gains .....................................           --             --             --     (1,118,816)
                                                                ----------    -----------   ------------   ------------
                                                                        --             --             --     (1,118,816)
                                                                ----------    -----------   ------------   ------------

SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares .............................................      422,456        568,657     35,528,044     24,082,756
Reinvestment of distributions ...............................           --             --             --      1,051,517
Redemptions of shares .......................................     (829,310)    (2,715,553)   (18,140,135)   (36,865,417)
Redemption fees .............................................           --             --             --             --
Issuance of merger shares - Note 10 .........................           --             --             --      6,789,513
                                                                ----------    -----------   ------------   ------------
Total increase (decrease) from Investor Share transactions ..     (406,854)    (2,146,896)    17,387,909     (4,941,631)
                                                                ----------    -----------   ------------   ------------
Total increase (decrease) in net assets .....................      164,104       (372,820)    22,976,850      4,925,914

NET ASSETS
Beginning of Period .........................................    9,101,726      9,474,546     46,782,825     41,856,911
                                                                ----------    -----------   ------------   ------------
End of Period ...............................................   $9,265,830    $ 9,101,726   $ 69,759,675   $ 46,782,825
                                                                ==========    ===========   ============   ============
Undistributed net investment income (loss) ..................   $   (3,162)   $        --   $   (338,970)  $         --
                                                                ==========    ===========   ============   ============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares .............................................      116,268        143,884      1,961,998      1,784,077
Reinvestment of distributions ...............................           --             --             --         82,472
Redemption of shares ........................................     (222,009)      (954,653)    (1,016,498)    (2,790,838)
Shares issued from merger - Note 10 .........................           --             --             --        485,309
                                                                ----------    -----------   ------------   ------------
Net increase (decrease) in Investor Shares ..................     (105,741)      (810,769)       945,500       (438,980)
                                                                ==========    ===========   ============   ============

                                                                   SMALL CAPITALIZATION
                                                                        VALUE FUND
                                                                --------------------------
                                                                 SIX MONTHS       YEAR
                                                                   ENDED         ENDED
                                                                 APRIL 30,     OCTOBER 31,
                                                                    2004          2003
                                                                -----------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ................................   $  (204,167)  $   (280,953)
Net realized gain (loss) on investments and
foreign currency transactions ...............................     4,334,204      1,794,872
Change in net unrealized appreciation (depreciation) on
investments and foreign currency translations ...............     2,421,823      6,728,412
                                                                -----------   ------------
Net increase in net assets resulting from operations ........     6,551,860      8,242,331
                                                                -----------   ------------

DIVIDENDS AND DISTRIBUTIONS TO INVESTOR
SHAREHOLDERS:
From net investment income ..................................            --             --
From net realized gains .....................................      (905,206)            --
                                                                -----------   ------------
                                                                   (905,206)            --
                                                                -----------   ------------

SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares .............................................     6,400,204     13,332,107
Reinvestment of distributions ...............................       782,302             --
Redemptions of shares .......................................    (3,450,065)   (12,658,713)
Redemption fees .............................................            --             --
Issuance of merger shares - Note 10 .........................            --             --
                                                                -----------   ------------
Total increase (decrease) from Investor Share transactions...     3,732,441        673,394
                                                                -----------   ------------
Total increase (decrease) in net assets .....................     9,379,095      8,915,725
NET ASSETS
Beginning of Period .........................................    37,503,212     28,587,487
                                                                -----------   ------------
End of Period ...............................................   $46,882,307   $ 37,503,212
                                                                ===========   ============
Undistributed net investment income (loss) ..................   $  (204,167)  $         --
                                                                ===========   ============

CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares .............................................       419,580      1,169,448
Reinvestment of distributions ...............................        58,250             --
Redemption of shares ........................................      (233,480)    (1,100,599)
Shares issued from merger - Note 10 .........................            --             --
                                                                -----------   ------------
Net increase (decrease) in Investor Shares ..................       244,350         68,849
                                                                ===========   ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED APRIL 30, 2004 (UNAUDITED)

                                                                  MUNICIPAL BOND         SHORT-TERM
                                                                       FUND          MUNICIPAL BOND FUND
                                                                ------------------   -------------------
                                                                DECEMBER 31, 2003*    DECEMBER 31, 2003*
                                                                        TO                   TO
                                                                     APRIL 30,            APRIL 30,
                                                                       2004                 2004
                                                                ------------------   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income .......................................      $   222,916           $   224,835
Net realized gain (loss) on investments and foreign currency
   transactions .............................................           14,931                (6,711)
Change in net unrealized depreciation on investments and
   foreign currency translations ............................         (835,348)             (520,733)
                                                                   -----------           -----------
Net decrease in net assets resulting from operations ........         (597,501)             (302,609)
                                                                   -----------           -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net Investment Income:
Investor Shares .............................................         (221,645)             (231,370)
Advisor Shares ..............................................           (4,091)               (3,296)
                                                                   -----------           -----------
                                                                      (225,736)             (234,666)
                                                                   -----------           -----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares .............................................       47,933,322            62,438,901
Reinvestment of distributions ...............................          185,134               202,347
Redemptions of shares .......................................       (2,074,458)           (6,507,829)
                                                                   -----------           -----------
Total increase from Investor Share transactions .............       46,043,998            56,133,419
                                                                   -----------           -----------
ADVISOR SHARES:
Sales of shares .............................................        1,405,000             2,380,000
Reinvestment of distributions ...............................            4,091                 2,686
Redemptions of shares .......................................       (1,010,594)           (1,127,250)
                                                                   -----------           -----------
Total increase from Advisor Share transactions ..............          398,497             1,255,436
                                                                   -----------           -----------
Net increase in net assets from share transactions ..........       46,442,495            57,388,855
                                                                   -----------           -----------
Total increase in net assets ................................       45,619,258            56,851,580
NET ASSETS
Beginning of Period .........................................               --                    --
                                                                   -----------           -----------
End of Period ...............................................      $45,619,258           $56,851,580
                                                                   ===========           ===========
Distributions in excess of net investment income ............      $    (2,820)          $    (9,831)
                                                                   ===========           ===========
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares .............................................        4,753,726             6,228,016
Reinvestment of distributions ...............................           18,465                20,253
Redemption of shares ........................................         (205,631)             (649,532)
                                                                   -----------           -----------
Net increase in Investor Shares .............................        4,566,560             5,598,737
                                                                   ===========           ===========
ADVISOR SHARES:
Sales of shares .............................................          140,294               237,934
Reinvestment of distributions ...............................              406                   269
Redemption of shares ........................................         (100,000)             (112,500)
                                                                   -----------           -----------
Net increase in Advisor Shares ..............................           40,700               125,703
                                                                   ===========           ===========

*    Commencement of operations.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

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                                       42

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

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR THE SIX MONTHS ENDED APRIL 30, 2004 (UNAUDITED) AND THE PERIODS ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 NET REALIZED AND
                                                                 UNREALIZED GAINS
                                                                    (LOSSES) ON
                                     NET ASSET                      INVESTMENTS
                                       VALUE,         NET           AND FOREIGN     TOTAL FROM
                                     BEGINNING     INVESTMENT        CURRENCY       INVESTMENT
                                     OF PERIOD   INCOME (LOSS)     TRANSACTIONS     OPERATIONS
                                     ---------   -------------   ----------------   ----------
EMERGING MARKETS FUND(B)
   2004* .........................     $11.59      $ 0.05             $ 0.74          $ 0.79
   2003 ..........................       7.81        0.10               3.68            3.78
   2002 ..........................       7.49          --               0.32            0.32
   2001 ..........................      10.49        0.02              (3.02)          (3.00)
   2000 ..........................      12.18       (0.18)             (0.90)          (1.08)
   1999(c) .......................      10.62       (0.03)              1.59            1.56
   For the year ended May 31,
   1999 ..........................       9.04        0.03               1.58            1.61
INTERNATIONAL FUND(D)
   2004* .........................     $ 6.37      $ 0.03             $ 0.53          $ 0.56
   2003 ..........................       5.37        0.10               1.08            1.18
   2002 ..........................       7.26        0.04              (1.13)          (1.09)
   2001 ..........................      16.74        0.09              (2.38)          (2.29)
   2000 ..........................      17.02        0.15               1.24            1.39
   1999 ..........................      17.10        0.07               3.20            3.27
U.S. LARGE CAP EQUITY FUND
   2004* .........................     $ 3.47      $   --(g)          $ 0.21          $ 0.21
   2003 ..........................       2.76          --(g)            0.71            0.71
   2002 ..........................       3.55       (0.03)             (0.75)          (0.78)
   2001 ..........................       4.95          --(g)           (1.40)          (1.40)
   2000 ..........................       6.73       (0.02)              1.26            1.24
   1999 ..........................       7.79       (0.06)              2.00            1.94
U.S. OPPORTUNITIES FUND(E)
   2004* .........................     $16.18      $(0.11)(i)         $ 2.11          $ 2.00
   2003 ..........................      12.57       (0.16)              4.11            3.95
   2002 ..........................      15.17       (0.10)             (1.15)          (1.25)
   2001 ..........................      18.01       (0.13)              0.59            0.46
   2000 ..........................      12.79       (0.08)              5.30            5.22
   1999(c) .......................      12.80       (0.03)              0.02           (0.01)
   For the year ended May 31,
   1999 ..........................      14.76       (0.09)             (1.84)          (1.93)
SMALL CAPITALIZATION VALUE FUND
   2004* .........................     $13.11      $(0.07)            $ 2.38          $ 2.31
   2003 ..........................      10.24          --(g)            2.87            2.87
   2002 ..........................      13.50       (0.12)             (2.04)          (2.16)
   2001 ..........................      16.18       (0.12)              0.89            0.77
   2000 ..........................      13.10       (0.09)              3.74            3.65
   1999 ..........................      12.91       (0.08)              0.51            0.43

                                                  DISTRIBUTIONS
                                                     FROM NET
                                                   REALIZED GAIN
                                      DIVIDENDS   ON INVESTMENTS
                                      FROM NET      AND FOREIGN    DISTRIBUTIONS
                                     INVESTMENT      CURRENCY       FROM RETURN
                                       INCOME      TRANSACTIONS      OF CAPITAL
                                     ----------   --------------   -------------
EMERGING MARKETS FUND(B)
   2004* .........................     $(0.11)        $   --          $   --
   2003 ..........................         --             --              --
   2002 ..........................         --             --              --
   2001 ..........................         --             --              --
   2000 ..........................      (0.12)         (0.49)             --
   1999(c) .......................         --             --              --
   For the year ended May 31,
   1999 ..........................      (0.03)            --              --
INTERNATIONAL FUND(D)
   2004* .........................     $(0.13)        $   --          $   --
   2003 ..........................      (0.12)         (0.06)             --
   2002 ..........................         --          (0.80)             --
   2001 ..........................      (0.31)         (6.88)             --
   2000 ..........................      (0.07)         (1.60)             --
   1999 ..........................      (0.18)         (3.17)             --
U.S. LARGE CAP EQUITY FUND
   2004* .........................     $   --         $   --          $   --
   2003 ..........................         --             --              --
   2002 ..........................         --             --            (0.01)
   2001 ..........................         --             --              --
   2000 ..........................         --          (2.68)           (0.34)
   1999 ..........................         --          (3.00)             --
U.S. OPPORTUNITIES FUND(E)
   2004* .........................     $   --         $   --          $   --
   2003 ..........................         --          (0.34)             --
   2002 ..........................         --          (1.35)             --
   2001 ..........................         --          (3.30)             --
   2000 ..........................         --             --              --
   1999(c) .......................         --             --              --
   For the year ended May 31,
   1999 ..........................         --          (0.03)             --
SMALL CAPITALIZATION VALUE FUND
   2004* .........................     $   --         $(0.32)         $   --
   2003 ..........................         --             --              --
   2002 ..........................         --          (1.10)             --(g)
   2001 ..........................         --          (3.45)             --
   2000 ..........................         --          (0.57)             --
   1999 ..........................         --          (0.24)             --

* For the six months ended April 30, 2004 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b) Prior to September 17, 1999, the Emerging Markets Fund recognized its proportionate share of income, expenses and gains/losses of the underlying Portfolio, Schroder EM Core Portfolio. Since September 20, 1999 the income, expenses and gains/losses were directly accrued to the Fund. The portfolio turnover rate for the year ended May 31, 1999 represents the turnover of the underlying Portfolio. For the period ended October 31, 1999, the rate represents the period from June 1, 1999 through September 17, 1999 during which time the Fund invested in the Portfolio and from September 20, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.

(c) For the five month period ended October 31, 1999. Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31. All ratios for the period have been annualized.

(d) For the periods through May 31, 1999, the International Fund recognized its proportionate share of income, expenses and gains/losses of its underlying Portfolio, Schroder International Equity Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund. The portfolio turnover rate for the year ended October 31, 1999 represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 through October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      NET ASSET                NET ASSETS,
                                         TOTAL       VALUE, END     TOTAL        END OF
                                     DISTRIBUTIONS    OF PERIOD   RETURN(A)   PERIOD (000)
                                     -------------   ----------   ---------   ------------
EMERGING MARKETS FUND(B)
   2004* .........................      $(0.11)        $12.27        6.83%     $ 14,071
   2003 ..........................          --          11.59       48.40        14,218
   2002 ..........................          --           7.81        4.27        43,120
   2001 ..........................          --           7.49      (28.60)       29,220
   2000 ..........................       (0.61)         10.49      (10.00)       31,553
   1999(c) .......................          --          12.18       14.69         3,162
   For the year ended May 31,
   1999 ..........................       (0.03)         10.62       17.88         2,218
INTERNATIONAL FUND(D)
   2004* .........................      $(0.13)        $ 6.80        8.82%     $  5,521
   2003 ..........................       (0.18)          6.37       22.66         6,242
   2002 ..........................       (0.80)          5.37      (17.20)        6,427
   2001 ..........................       (7.19)          7.26      (24.96)       20,850
   2000 ..........................       (1.67)         16.74        8.02       105,363
   1999 ..........................       (3.35)         17.02       21.82       157,620
U.S. LARGE CAP EQUITY FUND
   2004* .........................      $   --         $ 3.68        6.05%     $  9,266
   2003 ..........................          --           3.47       25.72         9,102
   2002 ..........................       (0.01)          2.76      (22.05)        9,475
   2001 ..........................          --           3.55      (28.28)       19,447
   2000 ..........................       (3.02)          4.95       18.73        48,327(h)
   1999 ..........................       (3.00)          6.73       30.95        14,110
U.S. OPPORTUNITIES FUND(E)
   2004* .........................      $   --         $18.18       12.36%     $ 69,760
   2003 ..........................       (0.34)         16.18       32.13        46,783
   2002 ..........................       (1.35)         12.57       (9.91)       41,857
   2001 ..........................       (3.30)         15.17        3.25        28,096
   2000 ..........................          --          18.01       40.81        63,637
   1999(c) .......................          --          12.79       (0.08)       42,177
   For the year ended May 31,
   1999 ..........................       (0.03)         12.80      (13.80)       47,870
SMALL CAPITALIZATION VALUE FUND
   2004* .........................      $(0.32)        $15.10       17.88%     $ 46,882
   2003 ..........................          --          13.11       28.03        37,503
   2002 ..........................       (1.10)         10.24      (17.74)       28,587
   2001 ..........................       (3.45)         13.50        5.17        40,655
   2000 ..........................       (0.57)         16.18       28.98        53,240
   1999 ..........................       (0.24)         13.10        3.40        60,206

                                                                                    RATIO OF
                                          RATIO OF             RATIO OF          NET INVESTMENT
                                         EXPENSES TO          EXPENSES TO       INCOME (LOSS) TO
                                     AVERAGE NET ASSETS   AVERAGE NET ASSETS   AVERAGE NET ASSETS
                                         (INCLUDING           (EXCLUDING           (INCLUDING       PORTFOLIO
                                         WAIVERS AND          WAIVERS AND          WAIVERS AND       TURNOVER
                                       REIMBURSEMENTS)      REIMBURSEMENTS)      REIMBURSEMENTS)       RATE
                                     ------------------   ------------------   ------------------   ---------
EMERGING MARKETS FUND(B)
   2004* .........................          1.50%                3.25%                0.88%            45%
   2003 ..........................          1.50                 3.19                 0.78            108
   2002 ..........................          1.63                 2.39                (0.10)           167
   2001 ..........................          1.70                 2.38                 0.20            144
   2000 ..........................          1.70                 2.35                (0.61)           192
   1999(c) .......................          1.70                 7.84                (0.59)           160(f)
   For the year ended May 31,
   1999 ..........................          1.65                10.74                 0.51            177
INTERNATIONAL FUND(D)
   2004* .........................          1.25%                3.25%                0.65%            40%
   2003 ..........................          1.25                 3.27                 2.09             50
   2002 ..........................          1.14                 1.94                 0.60            111
   2001 ..........................          0.99                 1.41                 0.57            146
   2000 ..........................          0.99                 1.14                 0.54            132
   1999 ..........................          0.99                 1.06                 0.60             85
U.S. LARGE CAP EQUITY FUND
   2004* .........................          2.00%                3.11%               (0.07)%           29%
   2003 ..........................          2.39                 3.56                (0.13)            61
   2002 ..........................          2.01                 2.22                (0.75)            57
   2001 ..........................          1.50                 1.76                (0.08)            62
   2000 ..........................          1.40                 1.55                (0.79)           195
   1999 ..........................          1.50                 1.99                (0.93)            87
U.S. OPPORTUNITIES FUND(E)
   2004* .........................          1.87%                1.87%               (1.21)%           67%
   2003 ..........................          1.93                 2.25                (1.22)           162
   2002 ..........................          1.49                 1.50                (0.75)            81
   2001 ..........................          1.49                 1.83                (0.79)           105
   2000 ..........................          1.18                 1.18                (0.55)           172
   1999(c) .......................          1.35                 1.35                (0.54)            52(f)
   For the year ended May 31,
   1999 ..........................          1.42                 1.45                (0.65)           119
SMALL CAPITALIZATION VALUE FUND
   2004* .........................          1.70%                2.07%               (0.97)%           28%
   2003 ..........................          1.70                 2.36                (0.87)            59
   2002 ..........................          1.65                 1.65                (0.83)            85
   2001 ..........................          1.66                 1.66                (0.73)            92
   2000 ..........................          1.44                 1.44                (0.39)           104
   1999 ..........................          1.50                 1.50                (0.54)           102

(e) For the periods through May 31, 1999, U.S. Opportunities Fund recognized its proportionate share of income, expenses and gains/losses of its underlying Portfolio, Schroder U.S. Smaller Companies Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund. The portfolio turnover rate for the year ended May 31, 1999 represents the turnover of the underlying Portfolio. The rates for subsequent periods represent the turnover of the Fund, which held direct investments in a portfolio of securities.

(f)  Not annualized.

(g)  Amount was less than $(0.01) per share.

(h) Net assets as of October 31, 2000 reflect the U.S. Large Cap Equity Fund's acquisition of the net assets of Schroder Large Capitalization Equity Fund as of September 11, 2000.

(i)  Per share amounts calculated using average shares method.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED APRIL 30, 2004 (UNAUDITED)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD

                                                       NET REALIZED AND
                                                          UNREALIZED
                                                          LOSSES ON
                                NET ASSET                INVESTMENTS                 DIVIDENDS   DISTRIBUTIONS
                                  VALUE,      NET        AND FOREIGN     TOTAL FROM   FROM NET      FROM NET
                                BEGINNING  INVESTMENT      CURRENCY      INVESTMENT  INVESTMENT  REALIZED GAIN       TOTAL
                                OF PERIOD    INCOME      TRANSACTIONS    OPERATIONS    INCOME    ON INVESTMENTS  DISTRIBUTIONS
                                ---------  ----------  ----------------  ----------  ----------  --------------  -------------
MUNICIPAL BOND FUND
   Investor Shares
      2004* ..................    $10.00      $0.08         $(0.10)        $(0.02)     $(0.08)         $--          $(0.08)
   Advisor Shares
      2004* ..................    $10.00      $0.05         $(0.08)        $(0.03)     $(0.07)         $--          $(0.07)
SHORT-TERM MUNICIPAL BOND FUND
   Investor Shares
      2004* ..................    $10.00      $0.05         $(0.07)        $(0.02)     $(0.05)         $--          $(0.05)
   Advisor Shares
      2004* ..................    $10.00      $0.04         $(0.07)        $(0.03)     $(0.04)         $--          $(0.04)

* Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          RATIO OF
                                                                        EXPENSES TO
                                                                     AVERAGE NET ASSETS
                                NET ASSET              NET ASSETS,       (INCLUDING
                                VALUE, END    TOTAL       END OF        WAIVERS AND
                                OF PERIOD   RETURN(A)  PERIOD (000)    REIMBURSEMENTS)
                                ----------  ---------  ------------  ------------------
MUNICIPAL BOND FUND
   Investor Shares
      2004* ..................     $9.90     (0.24)%      $45,216           0.55%
   Advisor Shares
      2004* ..................     $9.90     (0.33)%      $   403           0.80%
SHORT-TERM MUNICIPAL BOND FUND
   Investor Shares
      2004* ..................     $9.93     (0.20)%      $55,604           0.55%
   Advisor Shares
      2004* ..................     $9.93     (0.28)%      $ 1,248           0.80%

                                                         RATIO OF
                                     RATIO OF         NET INVESTMENT
                                   EXPENSES TO          INCOME TO
                                AVERAGE NET ASSETS  AVERAGE NET ASSETS
                                    (EXCLUDING          (INCLUDING      PORTFOLIO
                                   WAIVERS AND          WAIVERS AND     TURNOVER
                                  REIMBURSEMENTS)     REIMBURSEMENTS)     RATE
                                ------------------  ------------------  ---------
MUNICIPAL BOND FUND
   Investor Shares
      2004* ..................         1.53%               2.24%           11%
   Advisor Shares
      2004* ..................         3.24%               1.53%           11%
SHORT-TERM MUNICIPAL BOND FUND
   Investor Shares
      2004* ..................         1.46%               1.49%            4%
   Advisor Shares
      2004* ..................         3.53%               1.16%            4%

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2004 (UNAUDITED)

NOTE 1 -- ORGANIZATION

Schroder Capital Funds (Delaware) ("SCFD") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SCFD was organized as a Maryland corporation on July 30, 1969; reor-ganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into four separate investment portfolios: Schroder Emerging Markets Fund, Schroder International Fund, Schroder U.S. Large Cap Equity Fund and Schroder U.S. Opportunities Fund (collectively, the "SCFD Funds").

Schroder Series Trust ("SST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into three separate investment portfolios -- Schroder Small Capitalization Value Fund, Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund (collectively, the "SST Funds" and, together with the SCFD Funds, the "Funds").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Options on indices or exchange-traded fund (ETF) shares are valued at the closing mid-market price. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing service based on the mean of bid and asked prices supplied by brokers or dealers. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Funds' Board of Trustees ("Trustees"). The Schroder Emerging Markets Fund and Schroder International Fund employ a valuation policy that monitors for significant events in foreign markets using various benchmarks and techniques in order to apply fair valuation procedures under the direction of the Trustees.

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is each Fund's policy that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2004 (UNAUDITED)

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized on the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are prorated to the respective classes based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for the Emerging Markets, International, U.S. Large Cap Equity, U.S. Opportunities and Small Capitalization Funds. Dividends to shareholders from net investment income are declared daily and distributed monthly and distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for the Municipal Bond and Short-Term Municipal Bond Funds. Distributions are recorded on the ex-dividend date.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

DERIVATIVE INSTRUMENTS: Certain Funds may purchase and sell a variety of "derivative" instruments (for example options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. A Fund's use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2004 (UNAUDITED)

EQUITY-LINKED WARRANTS: The Emerging Markets and International Funds each may invest in equity-linked warrants. A Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

NOTE 3 -- INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTIONS PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America, Inc., ("SIMNA"). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately: 1.00% for Schroder Emerging Markets Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for each of Schroder International Fund and Schroder U.S. Opportunities Fund; 0.75% of the first $100 million, and 0.50% in excess of $100 million for Schroder U.S. Large Cap Equity Fund; 0.95% for Schroder Small Capitalization Value Fund; and 0.40% for each of Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund. SIMNA contractually agreed to limit the investment advisory fees payable to it by Schroder International Fund through October 31, 2004 to the annual rate of 0.45% of that Fund's average daily net assets.

Effective April 1, 2003, SIMNA retained its affiliate, Schroder Investment Management North America Limited ("SIMNA Ltd.") to serve as sub-adviser responsible for the portfolio management of Schroder Emerging Markets Fund, and effective February 10, 2004, SIMNA retained SIMNA Ltd. to serve as sub-adviser of Schroder International Fund. For its services, SIMNA pays SIMNA Ltd. 25% of the investment advisory fees SIMNA receives from each of the Funds.

The administrator of each series of SCFD (other than Schroder U.S. Large Cap Equity Fund) is Schroder Fund Advisors, Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate payable monthly of: 0.225% of the average daily net assets of Schroder International Fund; and 0.25% of the average daily net assets of Schroder Emerging Markets Fund, and Schroder U.S. Opportunities Fund.

Effective November 5, 2001, SCFD entered into a sub-administration and accounting agreement with SEI Investments Global Fund Services ("SEI") and
Schroder Advisors. On January 4, 2004, SST entered into an amended administration and accounting agreement with SEI. Under the agreements with SEI, the Funds pay fees to SEI based on the combined average daily net assets of all the Funds according to the following annual rates: 0.15% on the first $300 million of such assets and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses.

In order to limit the Fund's expenses, SIMNA and Schroder Advisors were contractually obligated to reduce their compensation (and, if necessary, to pay certain expenses of each of the Funds) for the six months ended April 30, 2004, to the extent a Fund's Investor Shares total operating expenses exceeded the following annual rates (based on average net assets of each Fund's Investor
Shares taken separately): Schroder Emerging Markets Fund: 1.50%; Schroder International Fund: 1.25%; Schroder U.S. Large Cap Equity Fund: 2.00%; Schroder U.S. Opportunities Fund: 2.00%; Schroder Small Capitalization Value Fund: 1.70%; Schroder Municipal Bond Fund: 0.55%; and Schroder Short-Term Municipal Bond
Fund: 0.55%. These contractual expense limitations were extended through October 31, 2004 and to December 31, 2004 for Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund, respectively. For the period ended April 30, 2004, SIMNA and Schroder Advisors were contractually obligated to reduce their compensation (and, if necessary to pay certain expenses of each of the Funds), to the extent a Fund's Advisor Shares total operating expenses exceeded the following annual rates (based on average net assets of each Fund's Advisor Shares taken separately): Schroder Municipal Bond Fund: 0.80%; and Schroder Short-Term Municipal Bond Fund: 0.80%. These contractual expense limitations were extended through December 31, 2004.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2004 (UNAUDITED)

The Schroder Municipal Bond and Short-Term Municipal Bond Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rate of up to 0.25% of the daily net assets attributable to its Advisor Shares to compensate Schroder Fund Advisors Inc. (the "Distributor") for distri-bution services and certain shareholder services with respect to the Fund's Advisor Shares.

NOTE 4 -- REDEMPTION FEE

Schroder Emerging Markets Fund and Schroder International Fund impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. Prior to July 1, 2003, Schroder Emerging Markets Fund did not impose a redemption fee on shares redeemed, and Schroder International Fund imposed a 2.00% redemption fee on shares redeemed three months or less from their date of purchase. This charge is intended prin-cipally to cover transaction costs that each Fund incurs (directly and indirectly) as a result of its sale of portfolio securities. The fee, which is not a sales charge, is retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statement of Changes in Net Assets under "Redemption fees", and are included as part of Capital paid-in on the Statement of Assets and Liabilities. The redemption fee applies only to Fund shares purchased on or after November 1, 2000, with respect to Schroder International Fund, and only to Fund shares purchased on or after July 1, 2003, with respect to Schroder Emerging Markets Fund. The redemption fees paid to the Schroder Emerging Markets Fund and Schroder International Fund for the six months ended April 30, 2004 totaled $1,874 and $4, respectively.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds receive an additional $1,000 per year. Trustees' fees are allocated among the various Funds based on their relative net assets. Payment of meeting fees will be allocated only among those Funds to which the meeting relates.

Certain officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the six months ended April 30, 2004 were as follows:

                                               PURCHASES    SALES AND MATURITIES
                                              -----------   --------------------
Schroder Emerging Markets Fund ............   $ 7,019,869        $ 8,362,910
Schroder International Fund ...............     2,400,739          3,797,462
Schroder U.S. Large Cap Equity Fund .......     2,743,021          3,084,428
Schroder U.S. Opportunities Fund ..........    47,793,575         34,345,821
Schroder Small Capitalization Value Fund ..    11,118,466         13,311,179
Schroder Municipal Bond Fund ..............    47,365,939          3,320,456
Schroder Short-Term Municipal Bond Fund ...    47,931,854          1,450,530

NOTE 7 -- FEDERAL INCOME TAXES

It is the intention of the Funds for each Fund to continue to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2004 (UNAUDITED)

their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in dis-tribution reclassifications, are primarily due to differing treatments for net operating losses, foreign currency transactions, investments in passive foreign investment companies and losses deferred due to wash sales. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Distributions from short term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

The tax character of dividends and distributions declared during the years ended October 31, 2003 and October 31, 2002 were as follows:

                                               ORDINARY      LONG-TERM      RETURN
                                                INCOME     CAPITAL GAIN   OF CAPITAL     TOTAL
                                              ----------   ------------   ----------   ----------
Schroder International Fund
   2003 ...................................   $  197,572    $       --     $     --    $  197,572
   2002 ...................................    2,191,989            --           --     2,191,989
Schroder U.S. Large Cap Equity Fund
   2003 ...................................           --            --           --            --
   2002 ...................................           --            --       40,954        40,954
Schroder U.S. Opportunities Fund
   2003 ...................................           --     1,118,816           --     1,118,816
   2002 ...................................           --     3,217,920           --     3,217,920
Schroder Small Capitalization Value Fund
   2003 ...................................           --            --           --            --
   2002 ...................................           --     3,723,352          112     3,723,464

As of October 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                                   TOTAL
                                                                                                               DISTRIBUTABLE
                                   UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL                       OTHER        EARNINGS
                                      ORDINARY       LONG-TERM         LOSS         UNREALIZED    TEMPORARY    (ACCUMULATED
                                       INCOME       CAPITAL GAIN   CARRYFORWARD   APPRECIATION   DIFFERENCES      LOSSES)
                                   -------------   -------------   ------------   ------------   -----------   -------------
Schroder Emerging
   Markets Fund ................      $119,307        $     --     $(21,157,913)    $2,907,466      $ (3)       $(18,131,143)
Schroder International
   Fund ........................       121,782              --      (13,974,468)       399,015       (20)        (13,453,691)
Schroder U.S. Large
   Cap Equity Fund .............            --              --       (6,654,017)       317,174        --          (6,336,843)
Schroder U.S.
   Opportunities Fund ..........            --              --         (392,336)     6,953,865         9           6,561,538
Schroder Small
   Capitalization Value Fund ...            --         904,952               --      7,890,278        --           8,795,230

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2004 (UNAUDITED)

As of October 31, 2003, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                              EXPIRATION
                                                                DATES
                                                  AMOUNT     OCTOBER 31,
                                               -----------   -----------
Schroder Emerging Markets Fund .............   $ 1,291,678       2007
                                                 2,912,590       2008
                                                13,879,728       2009
                                                 2,912,053       2010
                                                   161,864       2011
Schroder International Fund ................     9,620,366       2009
                                                 3,440,360       2010
                                                   913,742       2011
Schroder U.S. Large Cap Equity Fund ........     3,389,363       2009
                                                 2,512,657       2010
                                                   751,997       2011
Schroder U.S. Opportunities Fund ...........       392,336       2010

During the year ended October 31, 2003, capital loss carryforwards that were utilized to offset gains were as follows:

                                                AMOUNT
                                               --------
Schroder U.S. Opportunities Fund ...........   $956,340
Schroder Small Capitalization Value Fund ...    889,923

At April 30, 2004, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

                                                                    GROSS UNREALIZED         NET UNREALIZED
                                                IDENTIFIED   -----------------------------    APPRECIATION
                                                 TAX COST    APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                                               -----------   ------------   --------------   --------------
Schroder Emerging Markets Fund .............   $11,909,141    $ 2,848,666    $  (838,656)     $ 2,010,010*
Schroder International Fund ................     4,733,169        716,365        (77,575)         638,790
Schroder U.S. Large Cap Equity Fund ........     8,496,972      1,195,852       (404,047)         791,805
Schroder U.S. Opportunities Fund ...........    62,795,241      9,410,825     (1,902,579)       7,508,246
Schroder Small Capitalization Value Fund ...    36,659,993     10,891,651       (561,135)      10,330,516
Schroder Municipal Bond Fund ...............    45,960,048         23,315       (858,663)        (835,348)
Schroder Short-Term Municipal Bond Fund ....    57,705,606         23,725       (544,458)        (520,733)

----------
*Net of $48,983 accrued foreign capital gains taxes on appreciated securities.

NOTE 8 -- PORTFOLIO INVESTMENT RISKS

Schroder International Fund has a relatively large portion of its assets invested in companies domiciled in particular foreign countries, including Japan and the United Kingdom. The Fund may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Schroder Emerging Markets Fund may invest more than 25% of its total assets in issuers located in any one country. To the extent that it does so, the Fund is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Fund invests in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
APRIL 30, 2004 (UNAUDITED)

Option contracts involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Options also involve the risk that the other party to the transaction will be unable to meet its obligation or that the Funds will be unable to close out the position at any particular time or at an acceptable price.

NOTE 9 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning beneficially or of record 5% or more of shares of a Fund outstanding as of April 30, 2004 and the total percentage of shares of the Fund held by such shareholders.

                                               5% OR GREATER SHAREHOLDERS
                                               --------------------------
                                                 NUMBER   % OF FUND HELD
                                                 ------   --------------
Schroder Emerging Markets Fund .............        5         86.39%
Schroder International Fund ................        2         77.91%
Schroder U.S. Large Cap Equity Fund ........        3         26.86%
Schroder U.S. Opportunities Fund ...........        5         75.97%
Schroder Small Capitalization Value Fund ...        6         57.63%
Schroder Municipal Bond Fund ...............        5         84.55%
Schroder Short-Term Municipal Bond Fund ....        8         82.80%

NOTE 10 -- MERGER

As of the close of business on June 20, 2003, Schroder U.S. Opportunities Fund acquired all the net assets of Schroder Ultra Fund, a series of Schroder Capital Funds (Delaware), pursuant to a plan of reorganization approved by the share-holders of Schroder Ultra Fund on May 30, 2003.

The acquisition was completed by a tax-free exchange, the details of which are outlined in the following schedule:

                                       AT CLOSE OF BUSINESS JUNE 20, 2003
                                -----------------------------------------------
                                 SCHRODER       SCHRODER U.S.
                                ULTRA FUND   OPPORTUNITIES FUND   MERGED ASSETS
                                ----------   ------------------   -------------
Net Assets* .................   $6,789,513       $36,984,609       $43,774,122
Unrealized Appreciation .....    1,339,446         4,387,556         5,727,002
Shares Outstanding ..........    1,351,112         2,643,981         3,129,290
Net Asset Value Per Share ...        $5.03            $13.99            $13.99

NOTE 11 -- SUBSEQUENT EVENT

At the close of business on June 8, 2004, Schroder MidCap Value Fund, a series of SST, was liquidated.

----------
*Net assets for the Schroder Ultra Fund was $6,789,513 which included accumulated losses of $1,202 and unrealized gains of $1,340,648.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

PROXY VOTING (UNAUDITED)

A description of the Funds' proxy voting policies and procedures is available, without charge, upon request, by visiting the SEC's website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the Funds' Statement of Additional Information.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         INVESTMENT ADVISOR   Schroder Investment Management North America Inc.
                              875 Third Avenue, 22nd Floor
                              New York, NY 10022

                   TRUSTEES   Peter L. Clark (CHAIRMAN)
                              David N. Dinkins
                              Peter E. Guernsey
                              John I. Howell
                              Peter S. Knight
                              William L. Means
                              Clarence F. Michalis
                              Hermann C. Schwab
                              James D. Vaughn

                DISTRIBUTOR   Schroder Fund Advisors Inc.
                              875 Third Avenue, 22nd Floor
                              New York, NY 10022

     TRANSFER & SHAREHOLDER   Boston Financial Data Services, Inc.
            SERVICING AGENT

                  CUSTODIAN   J.P. Morgan Chase & Co.

                    COUNSEL   Ropes & Gray LLP

INDEPENDENT PUBLIC AUDITORS   PricewaterhouseCoopers LLP

                              The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

                              SCHRODER CAPITAL FUNDS (DELAWARE)
                              SCHRODER SERIES TRUST
                              P.O. BOX 8507
                              BOSTON, MA 02266
                              (800) 464-3108

                              40841

[LOGO] SCHRODERS | 2004
       200 years of forward thinking

ITEM 2.    CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment management companies.

ITEM 6.    (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment management companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At a meeting held on May 11, 2004, the registrant's board of trustees adopted the following procedures by which shareholders may recommend nominees to the registrant's board of trustees:

1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the registrant, to the attention of the registrant's Secretary/Clerk, at the address of the principal executive offices of the registrant.

2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the registrant not less than forty-five (45) calendar days nor more than seventy-five
           (75) calendar days prior to the date of the trustee meeting at which the nominee would be elected.

3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the series (and, if applicable, class) and number of all shares of the registrant owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs
           (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the registrant); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the registrant (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the registrant to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a trustee if elected; (iii) the recommending shareholder's name as it appears on the registrant's books; (iv) the series (and, if applicable, class) and number of all shares of the registrant owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the nominating committee of the board of trustees may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a trustee of the registrant.

ITEM 10.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting during the period from November 1, 2003 through April 30, 2004 that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 11.  EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Section 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)), and Section 906 of the Sarbanes Oxley Act of 2002, also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                       Schroder Capital Funds (Delaware)


By (Signature and Title)*          /s/ Mark A. Hemenetz
                                   ---------------------
                                   Mark A. Hemenetz, Principal Executive Officer

Date 07/07/04





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*          /s/ Mark A. Hemenetz
                                   ---------------------
                                   Mark A. Hemenetz, Principal Executive Officer


Date 07/07/04


By (Signature and Title)*          /s/ Alan M. Mandel
                                   -------------------
                                   Alan M. Mandel, Treasurer and
                                   Chief Financial Officer

Date 07/07/04
* Print the name and title of each signing officer under his or her signature.